                    LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C5

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C5

    CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, X-CP, B, C, D, E AND F
              $2,211,630,000 (APPROXIMATE TOTAL PRINCIPAL BALANCE)

AUGUST 5, 2005

LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE
DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING
DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED
TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN
FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE
THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE
INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.
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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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NOTICE TO RESIDENTS OF GERMANY

EACH OF THE UNDERWRITERS HAS CONFIRMED THAT IT IS AWARE THAT NO GERMAN SALES
PROSPECTUS (VERKAUFSPROSPEKT) HAS BEEN OR WILL BE PUBLISHED IN RESPECT OF THE
OFFERING OF THE LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C5 COMMERCIAL MORTGAGE
PASS-THROUGH CERTIFICATES SERIES 2005-C5 ("CERTIFICATES") AND EACH OF THE
UNDERWRITERS HAS REPRESENTED AND AGREED THAT IT WILL COMPLY WITH THE GERMAN
SECURITIES SALES PROSPECTUS ACT (WERTPAPIER - VERKAUFSPROSPEKTGESETZ) OR ANY
OTHER LAWS APPLICABLE IN GERMANY GOVERNING THE ISSUE, OFFERING AND SALE OF THE
CERTIFICATES. IN PARTICULAR, EACH UNDERWRITER HAS UNDERTAKEN NOT TO ENGAGE IN A
PUBLIC OFFERING (OFFENTLICHES ANGEBOT) IN GERMANY WITH RESPECT TO ANY OF THE
CERTIFICATES OTHERWISE THAN IN ACCORDANCE WITH THE GERMAN SECURITIES SALES
PROSPECTUS ACT AND ANY OTHER ACT REPLACING OR SUPPLEMENTING IT AND ALL OTHER
APPLICABLE LAWS AND REGULATIONS.

ANY CERTIFICATES PURCHASED BY ANY PERSON WHICH IT WISHES TO OFFER FOR SALE OR
RESALE MAY NOT BE OFFERED IN ANY JURISDICTION IN CIRCUMSTANCES WHICH WOULD
RESULT IN THE DEPOSITOR BEING OBLIGATED TO REGISTER ANY FURTHER PROSPECTUS OR
CORRESPONDING DOCUMENT RELATING TO THE CERTIFICATES IN SUCH JURISDICTION.

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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

Table of Contents
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I.     Transaction Highlights

II.    Structural Highlights

III.   Collateral Pool Highlights

IV.    Investment Grade and Significant Mortgage Loans

V.     Investor Reporting

VI.    Timeline

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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
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                                                          TRANSACTION HIGHLIGHTS

THESE MATERIALS CONTAIN SELECTED SUMMARY INFORMATION REGARDING THE OFFERED
CERTIFICATES IDENTIFIED BELOW AND RELATED MATTERS. THESE MATERIALS DO NOT
CONTAIN ALL OF THE INFORMATION YOU NEED TO CONSIDER IN MAKING AN INVESTMENT
DECISION. YOU SHOULD READ CAREFULLY THE PRELIMINARY PROSPECTUS SUPPLEMENT
RELATING TO THE OFFERED CERTIFICATES (THE "PROSPECTUS SUPPLEMENT") AND THE
ACCOMPANYING PROSPECTUS IN FULL. CAPITALIZED TERMS USED IN THESE MATERIALS BUT
NOT OTHERWISE DEFINED WILL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THOSE TERMS
IN THE GLOSSARY TO THE PROSPECTUS SUPPLEMENT. A COPY OF THE PROSPECTUS
SUPPLEMENT CAN BE OBTAINED BY CONTACTING DAVE NASS AT 212-526-8829 OR BRAY KELLY
AT 212-713-8663.

Series and Class Designation:    LB-UBS Commercial Mortgage Trust 2005-C5 (the
                                 "Trust"), Commercial Mortgage Pass-Through
                                 Certificates, Series 2005-C5 (the
                                 "Certificates"), to be issued in multiple
                                 classes (each, a "Class") designated as Classes
                                 A-1, A-2, A-3, A-AB, A-4, A-1A, X-CP, X-CL,
                                 A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N,
                                 P, Q, S, T, R-I, R-II and R-III. The
                                 Certificates will evidence the entire
                                 beneficial ownership of the assets of the Trust
                                 (such assets, collectively, the "Trust Fund").

Offered Certificates:            The Offered Certificates will consist of the
                                 Class A-1, A-2, A-3, A-AB, A-4, A-1A, X-CP,
                                 A-M, A-J, B, C, D, E and F Certificates. The
                                 Offered Certificates are the only securities
                                 offered by the Prospectus Supplement. The
                                 Offered Certificates will have a total
                                 principal balance of approximately
                                 $2,211,630,000.

Non-Offered Certificates:        The Class X-CL, G, H, J, K, L, M, N, P, Q, S,
                                 T, R-I, R-II and R-III Certificates are the
                                 Non- Offered Certificates and will either be
                                 retained by the Depositor (as identified below)
                                 or transferred in transactions that do not
                                 require registration under the Securities Act
                                 of 1933, as amended. The Non-Offered
                                 Certificates will have a total principal
                                 balance of approximately $147,442,145.

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LEHMAN BROTHERS                         1             [UBS Investment Bank LOGO]

Transaction Highlights
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                                                          TRANSACTION HIGHLIGHTS

Mortgage Pool:                   The primary asset of the Trust Fund will be a
                                 segregated pool (the "Mortgage Pool") of
                                 approximately 117 mortgage loans (the "Mortgage
                                 Loans") with, a total Cut-off Date Balance (an
                                 "Initial Mortgage Pool Balance") of
                                 approximately $2,359,072,146, subject to a
                                 variance of plus or minus 5%. The "Cut-off Date
                                 Balance" of each Mortgage Loan will equal the
                                 unpaid principal balance of that Mortgage Loan
                                 as of the Cut-off Date (as identified below)
                                 after application of all payments of principal
                                 due on or before that date, whether or not
                                 received.

                                 For purposes of calculating certain
                                 distributions on certain Classes of the
                                 Certificates, the Mortgage Pool will be divided
                                 into the following two (2) loan groups (each, a
                                 "Loan Group"):

                                    1.   "Loan Group No. 1" which will consist
                                         of 99 Mortgage Loans that will be
                                         secured by a variety of property types
                                         and that will have an aggregate Cut-off
                                         Date Balance (the "Initial Loan Group
                                         No.1 Balance") of approximately
                                         $2,186,749,244, representing 92.7% of
                                         the Initial Mortgage Pool Balance; and

                                    2.   "Loan Group No. 2" which will consist
                                         of 18 Mortgage Loans that will be
                                         secured by solely multifamily and
                                         mobile home park property types and
                                         that will have an aggregate Cut-off
                                         Date Balance (the "Initial Loan Group
                                         No. 2 Balance") of $172,322,902,
                                         representing 7.3% of the Initial
                                         Mortgage Pool Balance.

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LEHMAN BROTHERS                         2             [UBS Investment Bank LOGO]

Transaction Highlights
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                                                          TRANSACTION HIGHLIGHTS

Co-Lead Manager/Sole Book
   Runner:                       Lehman Brothers Inc.

Co-Lead Manager:                 UBS Securities LLC

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. ("S&P") and Fitch
                                 Ratings, Inc. ("Fitch")

Depositor:                       Structured Asset Securities Corporation II.

Trustee:                         LaSalle Bank National Association.

Fiscal Agent:                    ABN AMRO Bank N.V.

Master Servicer:                 Wachovia Bank, National Association.

Special Servicer:                LNR Partners, Inc.

Cut-Off Date:                    Individually and collectively, as the context
                                 may require, with respect to each Mortgage
                                 Loan, the later of August 11, 2005 and the
                                 related date of origination.

Determination Date:              11th day of each month or if such day is not a
                                 business day, then the following business day.

Distribution Date:               4th business day after the Determination Date
                                 of each month, commencing in September 2005.

Interest Accrual Period:         With respect to any Distribution Date, the
                                 period commencing on the 11th day of the month
                                 preceding the month in which that Distribution
                                 Date occurs and ending on the 10th day of the
                                 month in which that Distribution Date occurs.

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LEHMAN BROTHERS                         3             [UBS Investment Bank LOGO]

Transaction Highlights
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                                                          TRANSACTION HIGHLIGHTS

ERISA:                           The Depositor anticipates that, subject to
                                 satisfaction of the conditions referred to
                                 under "ERISA Considerations" in the Prospectus
                                 Supplement, retirement plans and other employee
                                 benefit plans and arrangements subject to (a)
                                 Title I of the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), or
                                 (b) section 4975 of the Internal Revenue Code
                                 of 1986, as amended (the "Internal Revenue
                                 Code"), will be able to invest in the Offered
                                 Certificates without giving rise to a
                                 prohibited transaction. This is based upon an
                                 individual prohibited transaction exemption
                                 granted to a predecessor to Lehman Brothers
                                 Inc. by the U.S. Department of Labor.

Tax:                             The Offered Certificates will evidence regular
                                 interests in, and generally be treated as debt
                                 obligations of, a real estate mortgage
                                 investment conduit (a "REMIC") under the
                                 applicable provisions of the Internal Revenue
                                 Code.

SMMEA:                           The Offered Certificates will not be mortgage
                                 related securities within the meaning of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984, as amended ("SMMEA").

Settlement:                      Through the book-entry facilities of The
                                 Depository Trust Company ("DTC") in the case of
                                 all Offered Certificates.

Denominations:                                                       Minimum
                                             Class               Denomination(1)
                                 -----------------------------   ---------------
                                 Classes A-1, A-2, A-3, A-AB,
                                 A-4, A-1A, A-M, A-J, B, C, D,
                                 E and F                             $ 10,000
                                 Class X-CP                          $250,000

Bloomberg:                       It is expected that cash flows will be modeled
                                 on Bloomberg.

Lehman Brothers CMBS Index:      It is expected that the Offered Certificates
                                 will be included in the Lehman Brothers CMBS
                                 Index.

----------
(1.)   Increments of $1 thereafter.

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LEHMAN BROTHERS                         4             [UBS Investment Bank LOGO]

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                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

OFFERED CERTIFICATES

-----------------------------------   -----------------------------
            LOAN GROUP 1                       LOAN GROUP 2
    Approximately $2.19 billion        Approximately $172.3 million
Commercial and Multifamily Loans(1)        Multifamily Loans(2)
-----------------------------------   -----------------------------

                100%                                100%

-----------------------------------
            Class A-1(3)
-----------------------------------
            Class A-2(3)
-----------------------------------
            Class A-3(3)                      Class A-1A(4)
-----------------------------------
            Class A-AB(3)
-----------------------------------
            Class A-4(3)
----------------------------------------------------------------
                                Class A-M
----------------------------------------------------------------
                                Class A-J
----------------------------------------------------------------
                                 Class B
----------------------------------------------------------------
                                 Class C                           Class X-CP(5)
----------------------------------------------------------------
                                 Class D
----------------------------------------------------------------
                                 Class E
----------------------------------------------------------------
                                 Class F
----------------------------------------------------------------

----------
(1.) Includes the Lombard Place I DE, LLC, Tim Smith Portfolio, Pacific Prestige
     Properties I DE, LLC, Oak Grove at Wildewood, Indian Creek, and Oak Grove
     at Lexington loans. Includes a Mobile Home Park loan.

(2.) Excludes the Lombard Place I DE, LLC, Tim Smith Portfolio, Pacific Prestige
     Properties I DE, LLC, Oak Grove at Wildewood, Indian Creek, and Oak Grove
     at Lexington loans. Includes a Mobile Home Park loan.

(3.) 100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 1 will generally be applied to make distributions to the Class A-1, A-2, A-3, A-AB and A-4 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes A-M through T have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class
     A-4 and Class A-1A will be pro rata.

(4.) 100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 2 will generally be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-AB and A-4 certificates, unless and until Classes A-M through T have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class
     A-1A will be pro rata.

(5.) The Class X-CP certificates accrue interest at the weighted average of certain strip rates off of a notional amount that will initially equal all or specified portions of the respective principal balances of the Class
     A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H and J
     Certificates.

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LEHMAN BROTHERS                         5             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE



---------------------------------------------------------------------------------------------------------------------
        APPROX. INITIAL TOTAL                 APPROXIMATE
         PRINCIPAL BALANCE OR     RATINGS        CREDIT       PASS-THROUGH     WTD. AVG. LIFE
CLASS    NOTIONAL AMOUNT ($)    (S&P/FITCH)   SUPPORT(3)    RATE DESCRIPTION     (YEARS)(8)      PRINCIPAL WINDOW(8)
---------------------------------------------------------------------------------------------------------------------

Offered Certificates
---------------------------------------------------------------------------------------------------------------------
A-1       $   78,000,000         AAA/AAA       30.000%(4)    Fixed Rate            2.81         09/2005 - 03/2010
---------------------------------------------------------------------------------------------------------------------
A-2       $  347,000,000         AAA/AAA       30.000%(4)    Fixed Rate            4.65         03/2010 - 08/2010
---------------------------------------------------------------------------------------------------------------------
A-3       $  158,000,000         AAA/AAA       30.000%(4)    Fixed Rate            6.55         08/2011 - 08/2012
---------------------------------------------------------------------------------------------------------------------
A-AB      $   77,000,000         AAA/AAA       30.000%(4)    Fixed Rate            7.02         08/2010 - 05/2014
---------------------------------------------------------------------------------------------------------------------
A-4       $  819,028,000         AAA/AAA       30.000%(4)    Fixed Rate(5)         9.66         05/2014 - 06/2015
---------------------------------------------------------------------------------------------------------------------
A-1A      $  172,322,000         AAA/AAA       30.000%(4)    Fixed Rate(5)         8.41         09/2005 - 07/2015
---------------------------------------------------------------------------------------------------------------------
A-M       $  235,907,000         AAA/AAA       20.000%       Fixed Rate(5)         9.89         07/2015 - 07/2015
---------------------------------------------------------------------------------------------------------------------
A-J       $  188,726,000         AAA/AAA       12.000%       Fixed Rate(5)         9.95         07/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
B         $   20,642,000         AA+/AA+       11.125%       Fixed Rate(5)         9.97         08/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
C         $   32,437,000          AA/AA         9.750%       Fixed Rate(5)         9.97         08/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
D         $   29,489,000         AA-/AA-        8.500%       Fixed Rate(5)         9.97         08/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
E         $   23,590,000          A+/A+         7.500%       Fixed Rate(5)         9.97         08/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
F         $   29,489,000           A/A          6.250%       Fixed Rate(5)         9.97         08/2015 - 08/2015
---------------------------------------------------------------------------------------------------------------------
X-CP      $2,216,595,000(2)      AAA/AAA         N/A         Variable IO(6)        5.45(9)      08/2006 - 08/2012(10)
---------------------------------------------------------------------------------------------------------------------
Non-Offered Certificates(1)
---------------------------------------------------------------------------------------------------------------------
X-CL      $2,359,072,145(2)      AAA/AAA          N/A        Variable IO(6)        8.61(9)      09/2005 - 06/2020(10)
---------------------------------------------------------------------------------------------------------------------
G         $   26,539,000           A-/A-        5.125%       Fixed Rate(5)        10.00         08/2015 - 05/2016
---------------------------------------------------------------------------------------------------------------------
H         $   23,591,000         BBB+/BBB+      4.125%       Fixed Rate(5)        12.41         05/2016 - 01/2020
---------------------------------------------------------------------------------------------------------------------
J         $   14,744,000          BBB/BBB       3.500%       Fixed Rate(5)        14.50         01/2020 - 04/2020
---------------------------------------------------------------------------------------------------------------------
K         $   20,642,000         BBB-/BBB-      2.625%       WAC(7)               14.65         04/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
L         $    8,847,000          BB+/BB+       2.250%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
M         $    5,897,000           BB/BB        2.000%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
N         $    8,847,000          BB-/BB-       1.625%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
P         $    2,949,000           B+/NR        1.500%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
Q         $    5,897,000           B/NR         1.250%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
S         $    5,898,000           B-/NR        1.000%       Fixed Rate(5)        14.72         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
T         $   23,591,145           NR/NR          N/A        Fixed Rate(5)        14.79         05/2020 - 06/2020
---------------------------------------------------------------------------------------------------------------------


----------
See footnotes on next page

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LEHMAN BROTHERS                         6             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE (CONT.)

(1.) The Non-Offered Certificates are not offered by the Prospectus Supplement or the accompanying Prospectus. The Non-Offered Certificates also include the Class R-I, R-II and R-III Certificates, which are residual interest certificates, are not shown in the table on the previous page and do not have principal balances, notional amounts or pass-through rates.

(2.) Represents total notional amount. See "Description of the Offered
     Certificates - Payments - General" in the Prospectus Supplement.

(3.) Represents the total principal balance of all more subordinate Classes of
     Certificates shown in the table on the previous page, expressed as a percentage of the Initial Mortgage Pool Balance.

(4.) Presented on an aggregate basis for the Class A-1, A-2, A-3, A-AB, A-4 and
     A-1A Certificates.

(5.) For any Distribution Date, if the weighted average of certain net interest rates on the Mortgage Loans is less than a specified fixed rate for the subject Class, then the applicable pass-through rate in effect for that
     Class will equal that weighted average net interest rate. See "Description of the Offered Certificates - Payments - Calculation of Pass-Through Rates"
     in the Prospectus Supplement.

(6.) The Class X-CL and X-CP Certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates. See
     "Description of the Offered Certificates - Payments - Calculation of
     Pass-Through Rates" in the Prospectus Supplement.

(7.) The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or in some cases, the WAC minus a specified percentage.

(8.) Calculated, assuming among other things, 0% CPR and no defaults or losses.
     Also based on Modeling Assumptions set forth in glossary to the Prospectus
     Supplement. Any deviation from these assumptions can result in a different
     (and, possibly, a materially different) weighted average life and/or principal window for any Class of Certificates. No representation is made as to the reasonableness of these assumptions.

(9.) Represents the weighted average life of each dollar reduction in notional amount.

(10.) Represents period over which the notional amount will be reduced to zero.

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LEHMAN BROTHERS                         7             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

General Distribution Matters:    The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M,
                                 A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                                 S and T Certificates (collectively, the
                                 "Principal Balance Certificates") are the only
                                 Classes of Certificates with principal balances
                                 and, accordingly, the only Classes of
                                 Certificates that entitle holders to payments
                                 of principal. The Class X-CP and X-CL
                                 Certificates (collectively, the "Interest Only
                                 Certificates") do not have principal balances
                                 but do have notional amounts for purposes of
                                 the accrual of interest. The Principal Balance
                                 Certificates and the Interest Only Certificates
                                 (collectively, the "Regular Certificates") have
                                 pass-through rates and accrue interest. The
                                 Class R-I, R-II and R-III Certificates, which
                                 are residual interest certificates, do not have
                                 principal balances, notional amounts or
                                 pass-through rates and are not expected to
                                 receive any material distributions.

Senior/Subordinate Structure:    The respective Classes of the Regular
                                 Certificates will entitle holders to varying
                                 degrees of seniority for purposes of--

                                 o    receiving payments of interest and, if and
                                      when applicable, payments of principal,
                                      and

                                 o    bearing the effects of losses on the
                                      Mortgage Loans, as well as default-related
                                      and other unanticipated expenses of the
                                      Trust.

                                 In connection therewith: (a) the Class A-1,
                                 A-2, A-3, A-AB, A-4, A-1A, X-CP and X-CL
                                 Certificates (collectively, the "Senior
                                 Certificates") will be the most senior Classes
                                 of the Certificates; (b) after the Senior
                                 Certificates, the Class A-M Certificates will
                                 be the next most senior Class of the
                                 Certificates; (c) after the Senior and Class
                                 A-M Certificates, the Class A-J Certificates
                                 will be the next most senior Class of the
                                 Certificates; and (d) thereafter, the Class B,
                                 C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
                                 Certificates will, in the case of each of those
                                 Classes, be senior to each other such Class, if
                                 any, with a later alphabetic Class designation.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                         8             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Sequential Pay Structure:        Distributions of principal and/or interest with
                                 respect to the respective Classes of Regular
                                 Certificates will be made in a generally
                                 sequential order reflecting the relative
                                 seniority of those Classes. In connection
                                 therewith, collections and advances on the
                                 Mortgage Loans that are available to make those
                                 distributions on any given Distribution Date
                                 will be applied (with some considerations given
                                 to whether the available funds came from Loan
                                 Group No. 1 or Loan Group No. 2): (a) first, to
                                 make distributions of interest with respect to
                                 the A-1, A-2, A-3, A-AB, A-4, A-1A, X-CP and
                                 X-CL Classes on a pro rata basis in accordance
                                 with the respective amounts of interest payable
                                 thereon; (b) second, to make distributions of
                                 principal with respect to the A-1, A-2, A-3,
                                 A-AB, A-4 and/or A-1A Classes in a manner
                                 consistent with the discussion under "--
                                 Principal Distributions" below; and (c)
                                 thereafter, to make distributions of interest
                                 and, consistent with the discussion under
                                 "--Principal Distributions" below, provided
                                 that all more senior Classes of Principal
                                 Balance Certificates have been retired,
                                 distributions of principal sequentially with
                                 respect to the remaining Classes of Principal
                                 Balance Certificates from the most senior,
                                 starting with the A-M Class, to the most
                                 subordinate, ending with the T Class. See
                                 "Description of the Offered
                                 Certificates--Payments--Priority of Payments"
                                 in the Prospectus Supplement.

Interest Distributions:          Each Class of Offered Certificates will be
                                 entitled on each Distribution Date, subject to
                                 available funds and the payment priorities
                                 described above, to interest accrued during the
                                 related Interest Accrual Period at the
                                 applicable pass-through rate on the total
                                 principal balance or total notional amount, as
                                 applicable, of that Class outstanding
                                 immediately prior to that Distribution Date,
                                 together with any unpaid interest with respect
                                 to that Class from any prior Distribution
                                 Dates. Interest on the Offered Certificates
                                 will be calculated on the basis of a 360-day
                                 year assumed to consist of twelve 30-day
                                 months. Distributions of interest with respect
                                 to the Offered Certificates may be reduced in
                                 connection with certain interest shortfalls
                                 arising out of prepayments on the Mortgage
                                 Loans. See "Description of the Offered
                                 Certificates--Payments--Payments of Interest"
                                 in the Prospectus Supplement.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                         9             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions:         Subject to available funds and the payment
                                 priorities described above, the holders of each
                                 Class of Offered Certificates, other than the
                                 Class X-CP Certificates, will be entitled to
                                 receive a total amount of principal over time
                                 equal to the total principal balance of their
                                 particular Class.

                                 The Trustee is required to make distributions
                                 of principal to the holders of the various
                                 Classes of Sequential Pay Certificates in a
                                 specified sequential order, such that:

                                 o    no payments of principal will be made to
                                      the holders of any of the Class G, H, J,
                                      K, L, M, N, P, Q, S and T Certificates
                                      until the total principal balance of the
                                      Offered Certificates (exclusive of the
                                      Class X-CP Certificates) is reduced to
                                      zero;

                                 o    no payments of principal will be made to
                                      the holders of the Class A-M, A-J, B, C,
                                      D, E or F Certificates until, in the case
                                      of each Class of those Offered
                                      Certificates, the total principal balance
                                      of all more senior Classes of Offered
                                      Certificates (exclusive of the Class X-CP
                                      Certificates) is reduced to zero;

                                 o    except as described in the paragraph
                                      following these bullets, no payments of
                                      principal allocable to Loan Group No. 1
                                      will be made to the holders of the Class
                                      A-1A Certificates until the total
                                      principal balance of the Class A-1, A-2,
                                      A-3, A-AB and A-4 Certificates is reduced
                                      to zero, and no payments of principal
                                      allocable to Loan Group No. 2 will be made
                                      to the holders of the Class A-1, A-2, A-3,
                                      A-AB and A-4 Certificates until the total
                                      principal balance of the Class A-1A
                                      Certificates is reduced to zero;

                                 o    on any given Distribution Date, except as
                                      described in the paragraph following these
                                      bullets, the total principal balance of
                                      the Class A-AB Certificates must be paid
                                      down to the applicable scheduled principal
                                      balance for that Class set forth on Annex
                                      F to the Prospectus Supplement before any
                                      payments of principal are made with
                                      respect to the Class A-1, A-2, A-3 and/or
                                      A-4 Certificates; and

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        10             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions (cont.):

                                 o    except as described in the paragraph
                                      following these bullets, no payments of
                                      principal will be made to the holders of
                                      the Class A-4 Certificates until the total
                                      principal balance of the Class A-1, A-2,
                                      A-3 and A-AB Certificates is reduced to
                                      zero, no payments of principal will be
                                      made to the holders of the Class A-AB
                                      Certificates (other than as described in
                                      the immediately preceding bullet) until
                                      the total principal balance of the Class
                                      A-1, A-2 and A-3 Certificates is reduced
                                      to zero, no payments of principal will be
                                      made to the holders of the Class A-3
                                      Certificates until the total principal
                                      balance of the Class A-1 and A-2
                                      Certificates is reduced to zero, and no
                                      payments of principal will be made to the
                                      holders of the Class A-2 Certificates
                                      until the total principal balance of the
                                      Class A-1 Certificates is reduced to zero.

                                 Because of losses on the Mortgage Loans and/or
                                 default-related or other unanticipated expenses
                                 of the trust, the total principal balance of
                                 the Class A-M, A-J, B, C, D, E, F, G, H, J, K,
                                 L, M, N, P, Q , S and T Certificates could be
                                 reduced to zero at a time when the Class A-1,
                                 A-2, A-3, A-AB, A-4 and A-1A Certificates, or
                                 any two or more Classes of those Senior
                                 Certificates, remain outstanding. Under those
                                 circumstances, and notwithstanding the
                                 discussion above, any payments of principal on
                                 the outstanding Class A-1, A-2, A-3, A-AB, A-4
                                 and A-1A Certificates will be made among those
                                 Classes of Senior Certificates on a pro rata
                                 basis in accordance with their respective total
                                 principal balances.

                                 In general, the maximum amount of principal to
                                 be distributed on any given Distribution Date
                                 with respect to the Sequential Pay
                                 Certificates, subject to available funds, will
                                 equal the Total Principal Payment Amount
                                 described in the glossary to the Prospectus
                                 Supplement (exclusive of any portion thereof
                                 allocable to the Split Mortgage Loan Non-Pooled
                                 Components). However, on the final Distribution
                                 Date, subject to available funds and the
                                 payment priorities described above, the holders
                                 of each Class of Sequential Pay Certificates
                                 will be entitled to receive principal up to the
                                 remaining unpaid principal balance of those
                                 Certificates.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        11             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Losses:                          Losses realized on the Mortgage Loans and
                                 certain default-related and other unanticipated
                                 expenses, if any, will be allocated to the T,
                                 S, Q, P, N, M, L, K, J, H, G, F, E, D, C, B,
                                 A-J and A-M Classes, in that order, in each
                                 case until the total principal balance of the
                                 subject Class is reduced to zero, and then to
                                 the A-1, A-2, A-3, A-AB, A-4 and A-1A Classes,
                                 on a pro rata basis in accordance with the
                                 respective total principal balances of those
                                 Classes.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        12             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION(1)(2)
--------------------------------------------------------------------------------
                                                             STATISTICAL DATA(3)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Defeasance
   Period Thereafter                                               78.2%(4)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Yield
   Maintenance Period Thereafter                                   12.5%(4)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period Followed by
   a Defeasance or Yield Maintenance Period                         9.3%(4)
--------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out Period or Lock-Out &
   Defeasance Period                                             85.7 months
--------------------------------------------------------------------------------
Weighted Average Prepayment Open Period                         3.6 months(5)
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
OPEN PREPAYMENT PERIOD AT END OF                              PERCENT OF INITIAL MORTGAGE POOL
          MORTGAGE LOAN            NUMBER OF MORTGAGE LOANS                BALANCE
----------------------------------------------------------------------------------------------

               None                            34                          11.6%
----------------------------------------------------------------------------------------------
             1 Month                           12                           4.8%
----------------------------------------------------------------------------------------------
             2 Months                           8                           3.0%
----------------------------------------------------------------------------------------------
             3 Months                          49                          52.1%
----------------------------------------------------------------------------------------------
             4 Months                           1                           2.6%
----------------------------------------------------------------------------------------------
             6 Months                           2                          20.9%
----------------------------------------------------------------------------------------------
            12 Months                          11                           4.9%
----------------------------------------------------------------------------------------------
              TOTAL:                          117                         100.0%
----------------------------------------------------------------------------------------------


----------
(1.) See "Description of the Mortgage Pool - Terms and Conditions of the
     Underlying Mortgage Loans - Prepayment Provisions" in the Prospectus
     Supplement.

(2.) Prepayments could occur in limited circumstances even during initial lockout period or lockout & defeasance period.

(3.) As of the Cut-Off Date.

(4.) Percent of Initial Mortgage Pool Balance.

(5.) Prior to maturity.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        13             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PROVISIONS(1)



---------------------------------------------------------------------------------------------------------------------------
  PREPAYMENT
  PROVISIONS    08/2005   08/2006   08/2007   08/2008   08/2009   08/2010   08/2011   08/2012   08/2013   08/2014   08/2015
---------------------------------------------------------------------------------------------------------------------------

LOCK-OUT/DEF.    100.0%    100.0%     94.1%     89.9%     87.4%     87.1%     89.6%     89.1%     89.1%     91.6%     12.8%
---------------------------------------------------------------------------------------------------------------------------
 YIELD MAINT.       --        --       5.9%     10.1%     12.6%     12.9%     10.4%     10.9%     10.9%      8.4%     87.2%
---------------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL      100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
    >=5.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     4.0%           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     3.0%           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     2.0%           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     1.0%           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     OPEN           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
    TOTAL        100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
===========================================================================================================================


----------
(1.) Represents percentage of then outstanding principal balance of Mortgage
     Pool as of the date shown assuming, among other things, no prepayments, defaults or losses. The table was generated based on the Modeling
     Assumptions specified in the glossary to the Prospectus Supplement.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        14             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The Mortgage Pool includes six Mortgage Loans (representing 34.4% of the
     Initial Mortgage Pool Balance) that S&P and Fitch have confirmed have, in the context of their inclusion in the Trust, credit characteristics that are consistent with obligations rated investment grade (such six Mortgage
     Loans, the "Investment Grade Loans").

o    As described under "Description of the Mortgage Pool--Loan Combinations" in
     the Prospectus Supplement, fourteen Mortgage Loans, representing 35.6% of the Initial Mortgage Pool Balance, are each part of a Loan Combination. A
     "Loan Combination" consists of two or more mortgage loans, only one of which will be included in the Trust Fund, but all of which are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties. Whenever there is a reference to a "Non-Trust Loan"
     in these materials, it is a reference to a mortgage loan that is part of a
     Loan Combination, but is not included in the Trust Fund. A Non-Trust Loan may be senior, pari passu or subordinate in right of payment relative to the Mortgage Loan (or particular components of the Mortgage Loan) included in the same Loan Combination. Four of the Investment Grade Loans (the "200
     Park Avenue Mortgage Loan", the "Courtyard by Marriott Portfolio Mortgage
     Loan", the "1345 Avenue of the Americas Mortgage Loan", and the "Park
     Avenue Plaza Loan" each as defined in the glossary to the Prospectus
     Supplement) will each be part of a Loan Combination. The structures of these four Loan Combinations are outlined on the following pages.

o    Summary of the pool composition is as follows:

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                           TOTAL CUT-OFF DATE   INITIAL MORTGAGE
                         NUMBER OF LOANS         BALANCE          POOL BALANCE
--------------------------------------------------------------------------------
Investment Grade Loans           6           $  811,181,898           34.4%
--------------------------------------------------------------------------------
Conduit Loans                  111           $1,547,890,248           65.6%
--------------------------------------------------------------------------------
TOTAL:                         117           $2,359,072,146          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        15             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 200 PARK AVENUE LOAN COMBINATION

o    The 200 Park Avenue Mortgage Loan is one of three (3) mortgage loans comprising the 200 Park Avenue Loan Combination that includes (a) the 200
     Park Avenue Mortgage Loan; (b) the 200 Park Avenue Note A1 Non-Trust Loan,
     with an aggregate cut-off date principal balance of $329,736,204 (included in the LB-UBS series 2005-C3 securitization); and (c) the 200 Park Avenue
     Note A3 Non-Trust Loan, with a cut-off date principal balance of
     $285,131,898 (expected to be included in a future securitization).

o    The 200 Park Avenue Loan Combination is subject to the terms of a related
     Co-Lender Agreement. The aggregate cut-off date principal balance of the
     200 Park Avenue Loan Combination is $900,000,000.

o    The 200 Park Avenue Note A1 Non-Trust Loan is comprised of (i) the 200 Park
     Avenue Senior Non-Trust Loan Component, with a cut-off date principal balance of $278,500,000, which is, at all times, pari passu in right of payment with the 200 Park Avenue Mortgage Loan and the 200 Park Avenue Note
     A3 Non-Trust Loan, and (ii) the 200 Park Avenue Junior Non-Trust Loan
     Component, with a cut-off date principal balance of $51,236,204, which is, during the continuance of certain material uncured events of default with respect to the 200 Park Avenue Loan Combination, subordinate in right of payment to the 200 Park Avenue Mortgage Loan, the 200 Park Avenue Senior
     Non-Trust Loan Component and the 200 Park Avenue Note A3 Non-Trust Loan.



 -------------------    --------------------------------------------------    --------
|                   |  | 200 PARK AVENUE| 200 PARK AVENUE |200 PARK AVENUE|  | LB-UBS |
|                   |  |SENIOR NON-TRUST|     NOTE A3     | MORTGAGE LOAN |  |2005-C5 |
|                   |  | LOAN COMPONENT |NON-TRUST LOAN(2)|  ($285.1m)    |->| TRUST  |
|                   |->|    ($278.5m)   |    ($285.1m)    |               |  |        |
|                   |  |     LB-UBS     |                 |               |  |        |
|  200 PARK AVENUE  |  |  2005-C3 TRUST |                 |               |  |        |
|LOAN COMBINATION(1)|   --------------------------------------------------    --------
|     ($900.0m)     |   --------------------------------------------------
|                   |  |  200 PARK AVENUE JUNIOR NON-TRUST LOAN COMPONENT |
|                   |->|                     ($51.2m)                     |
|                   |  |               LB-UBS 2005-C3 TRUST               |
 -------------------    --------------------------------------------------


----------
(1.) The entire 200 Park Avenue Loan Combination is rated BBB-/BBB- by S&P and
     Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated.

(2.) Held by an affiliate and intended for a future securitization.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        16             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 200 PARK AVENUE LOAN COMBINATION (CONT.)

o    The 200 Park Avenue Note A3 Non-Trust Loan is, at all times, pari passu in right of payment with the 200 Park Avenue Mortgage Loan and the 200 Park
     Avenue Senior Non-Trust Loan Component. The 200 Park Avenue Mortgage Loan
     is part of a Loan Combination comprised of three (3) mortgage loans that are all secured by the 200 Park Avenue Mortgaged Property, identified as
     (a) the 200 Park Avenue Mortgage Loan, (b) the 200 Park Avenue Note A1
     Non-Trust Loan, and (c) the 200 Park Avenue Note A3 Non-Trust Loan.

o    The entire 200 Park Avenue Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C5 Controlling Class Representative and the Serviced Non-Trust Loan
     Noteholders" in the prospectus supplement, until the occurrence of a triggering event, the holder of the 200 Park Avenue Note A1 Non-Trust Loan or its representative (which representative will be a designated series
     2005-C3 certificateholder) will have the ability to advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the 200 Park Avenue Loan
     Combination.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        17             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION

o    The Courtyard by Marriott Portfolio Mortgage Loan is one of four mortgage loans comprising the Courtyard by Marriott Portfolio Loan Combination that includes (a) the Courtyard by Marriott Portfolio Mortgage Loan; (b) the
     Courtyard by Marriott Portfolio Note A1 Non-Trust Loan, with an aggregate cut- off date principal balance of $164,200,000 (included in the LB-UBS series 2005-C3 securitization); (c) the Courtyard by Marriott Portfolio
     Note A3 Non- Trust Loan, with a cut-off date principal balance of
     $177,900,000 (expected to be included in a future securitization); and (d)
     the Courtyard by Marriott Portfolio Note B Non-Trust Loan, with a cut-off date principal balance of $30,000,000 (held by an institutional third-party investor on a whole loan basis).

o    The Courtyard by Marriott Portfolio Loan Combination is subject to the terms of a related Co-Lender Agreement. The aggregate cut-off date principal balance of the Courtyard by Marriott Portfolio Loan Combination
     is $550,000,000.



---------------------   ---------------------------------------------------------   --------
|                   |   |   COURTYARD BY   |   COURTYARD BY   |   COURTYARD BY   |  |       |
|                   |   |MARRIOTT PORTFOLIO|MARRIOTT PORTFOLIO|MARRIOTT PORTFOLIO|  |       |
|                   |   | SENIOR NON-TRUST |      NOTE A3     |   MORTGAGE LOAN  |  | LB-UBS|
|                   | ->|  LOAN COMPONENT  | NON-TRUST LOAN(2)|                  |->|2005-C5|
|                   |   |     ($121.5m)    |     ($177.9m)    |     ($177.9m)    |  | TRUST |
|                   |   |      LB-UBS      |                  |                  |  |       |
|                   |   |   2005-C3 TRUST  |                  |                  |  |       |
|                   |   ---------------------------------------------------------    -------
|                   |   ---------------------------------------------------------
|    COURTYARD BY   |   |             COURTYARD BY MARRIOTT PORTFOLIO            |
| MARRIOTT PORTFOLIO| ->|             JUNIOR NON-TRUST LOAN COMPONENT            |
|LOAN COMBINATION(1)|   |                        ($42.7m)                        |
|     ($550.0m)     |   |                  LB-UBS 2005-C3 TRUST                  |
|                   |   ---------------------------------------------------------
|                   |   ---------------------------------------------------------
|                   |   |             COURTYARD BY MARRIOTT PORTFOLIO            |
|                   | ->|                  NOTE B NON-TRUST LOAN                 |
|                   |   |                        ($30.0m)                        |
|                   |   |                  THIRD-PARTY INVESTOR                  |
---------------------   ---------------------------------------------------------


----------
(1.) $520,000,000 of the Courtyard by Marriott Portfolio Loan Combination is
     rated BBB-/BBB- by S&P and Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated.

(2.) Held by an affiliate and intended for a future securitization.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        18             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION (CONT.)

o    The Courtyard by Marriott Portfolio Note A1 Non-Trust Loan is comprised of
     (i) the Courtyard by Marriott Portfolio Senior Non-Trust Loan Component,
     with a cut-off date principal balance of $121,500,000, which is, at all times, pari passu in right of payment with the Courtyard by Marriott
     Portfolio Mortgage Loan and the Courtyard by Marriott Portfolio Note A3
     Non-Trust Loan, and (ii) the Courtyard by Marriott Portfolio Junior
     Non-Trust Loan Component, with a cut-off date principal balance of
     $42,700,000, which is, during the continuance of certain material uncured events of default with respect to the Courtyard by Marriott Portfolio Loan
     Combination, subordinate in right of payment to the Courtyard by Marriott
     Portfolio Mortgage Loan, the Courtyard by Marriott Portfolio Senior
     Non-Trust Loan Component and the Courtyard by Marriott Portfolio Note A3
     Non-Trust Loan.

o    The Courtyard by Marriott Portfolio Note A3 Non-Trust Loan is, at all
     times, pari passu in right of payment with the Courtyard by Marriott
     Portfolio Mortgage Loan and the Courtyard by Marriott Portfolio Senior
     Non-Trust Loan Component. The Courtyard by Marriott Portfolio Note B
     Non-Trust Loan is, following and during the continuance of certain material uncured events of default with respect to the Courtyard by Marriott
     Portfolio Loan Combination, subordinate in right of payment to the
     Courtyard by Marriott Portfolio Mortgage Loan, the entire Courtyard by
     Marriott Portfolio Note A1 Non-Trust Loan and the Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan.

o    The entire Courtyard by Marriott Portfolio Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C5 Controlling Class Representative and the Serviced Non-Trust Loan
     Noteholders" in the prospectus supplement, first, until the occurrence of a first triggering event, the holder of the Courtyard by Marriott Portfolio
     Note B Non-Trust Loan or its designee and, second, following the occurrence of the first triggering event and until the occurrence of a second triggering event, the holder of the Courtyard by Marriott Portfolio Note A1
     Non-Trust Loan or its representative (which representative, under the series 2005-C3 pooling and servicing agreement, will be a designated series
     2005-C3 certificateholder), will have the ability to advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the Courtyard by Marriott
     Portfolio Loan Combination.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        19             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 1345 AVENUE OF THE AMERICAS LOAN COMBINATION

o    The 1345 Avenue of the Americas Mortgage Loan is one of 11 mortgage loans comprising the 1345 Avenue of the Americas Loan Combination.

o    Prior to a monetary event of default or material non-monetary event of default that would result in special servicing: (1) the holder of Note 1-A2 receives all monthly amortization payments pro rata and pari passu with the holder of Note 1-A1 but prior to the holders of the other Notes and (2) the holder of Note 1-A2 receives casualty and condemnation proceeds and other unscheduled principal payments pro rata and pari passu with holders of Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).

o    After a monetary event of default or material non-monetary event of default that would result in special servicing: (1) the holder of Note 1-A2 receives all principal and interest payments pro rata and pari passu with the holder of Note 1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component) and (2) the holders of Note 1-C1, Note 1-C2, Note 1-C3 and Note 1-C4 receive no principal and interest payments until the principal amounts of all Notes more senior are paid in full.



                      1345 AVENUE OF THE AMERICAS AND PARK
                      AVENUE PLAZA TRUST, SERIES FB 2005-1

--------------------------------------------------------------------------
               |             |              |              |              |
               |             |              |              |    Note 2    |
   Note 1-A2   |  Note 1-A1  |   Note 1-A3  |   Note 1-A4  | (Component A)|
  $46,800,000  | $46,800,000 | $170,807,446 | $170,807,446 | $78,280,223  |
--------------------------------------------------------------------------   INTENDED FOR SALE TO
                             |              |              |     Note 2   |       THIRD PARTY
LB-UBS 2005-C5               |   Note 1-B1  |   Note 1-B2  | (Component B)|
                             |  $47,392,554 |  $47,392,554 |  $21,719,777 |
                 ---------------------------------------------------------
                | Note 1-C1  |   Note 1-C2  |   Note 1-C3  |   Note 1-C4  |
                |$33,333,333 |  $33,333,333 |  $16,666,667 |  $16,666,667 |
                 ---------------------------------------------------------

                                    INTENDED FOR SALE TO
                                        THIRD PARTY
                 ---------------------------------------------------------


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        20             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 1345 AVENUE OF THE AMERICAS LOAN (CONT.)

o    After a final recovery determination, the holders of Note 1-C1, Note 1-C2,
     Note 1-C3, Note 1-C4, Note 1-B1, Note B2 and component B of Note 2 receive no principal and interest payments until the principal amounts of Note
     1-A1, Note 1-A2, Note 1-A3, Note 1-A4 and component A of Note 2 have been paid in full.

o    Note 1-A1, Note 1-A3, Note 1-A4, Note 1-B1 and Note 1-B2 were securitized in a separate stand-alone securitization and will not be included in the
     LB-UBS 2005-C5 Trust.

o    Note 1-C1, Note 1-C2, Note 1-C3, Note 1-C4 and Note 2 were sold to third parties and will not be included in the LB-UBS 2005-C5 Trust.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        21             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE PARK AVENUE PLAZA LOAN COMBINATION

o    The Park Avenue Plaza Mortgage Loan is one of seven mortgage loans comprising the Park Avenue Plaza Loan Combination.

o    Prior to a monetary event of default or material non-monetary event of default that would result in special servicing (1) the holder of Note 1-A2 receives all monthly amortization payments pro rata and pari passu with the holder of Note 1-A1 but prior to the holders of the other Notes and (2) the holder of Note 1-A2 receives casualty and condemnation proceeds and other unscheduled principal payments pro rata and pari passu with holders of Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).

o    After a monetary event of default or material non-monetary event of default that would result in special servicing, the holder of Note 1-A2 receives all principal and interest payments pro rata and pari passu with the holder of Note 1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).



                      1345 AVENUE OF THE AMERICAS AND PARK
                      AVENUE PLAZA TRUST, SERIES FB 2005-1
                                 SECURITIZATION

------------------------------------------------------------------------
              |              |             |             |              |
   Note 1-A2  |   Note 1-A1  |  Note 1-A3  |  Note 1-A4  |     Note 2   |
  $19,350,000 |  $19,350,000 | $55,573,232 | $55,573,232 | (Component A)|
              |              |             |             |  $98,972,809 |\
------------------------------------------------------------------------  \INTENDED FOR SALE TO
     \ /                     |             |             |     Note 2   | /     THIRD PARTY
      v                      |  Note 1-B1  |  Note 1-B2  | (Component B)|/
LB-UBS 2005-C5               |   $576,768  |   $576,768  |   $1,027,191 |
                             |------------------------------------------
                              ------------------------------------------
                             |                                          |
                             |               Mezzanine Loan             |
                             |                $85,000,000               |
                             |                                          |
                              ------------------------------------------
                                                   \ /
                                                    v
                                          INTENDED FOR SALE TO
                                              THIRD PARTY


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        22             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE PARK AVENUE PLAZA LOAN COMBINATION (CONT.)

o    After a final recovery determination, the holders of Note 1-B1, Note 1-B2 and component B of Note 2 receive no principal and interest payments until the principal amounts of Note 1-A1, Note 1-A2, Note 1-A3, Note 1-A4 and component A of Note 2 have been paid in full.

o    Note 1-A1, Note 1-A3, Note 1-A4, Note 1-B1 and Note 1-B2 were securitized in a separate stand-alone securitization and will not be included in the
     LB-UBS 2005-C5 Trust.

o    Note 2 was sold to a third party and will not be included in the LB-UBS
     2005-C5 Trust.

o    The Park Avenue Plaza Mezzanine Loan is subordinate in right of payment to the Park Avenue Plaza Whole Loan.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        23             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o    The following table shows the U/W DSCR, Cut-off Date LTV and Shadow
     Rating(1) with respect to each indicated Mortgage Loan:



------------------------------------------------------------------------------------------------------
                                        COURTYARD BY MARRIOTT   1345 AVENUE OF THE
                      200 PARK AVENUE         PORTFOLIO              AMERICAS        PARK AVENUE PLAZA
------------------------------------------------------------------------------------------------------

UW DSCR(2)                 1.65x                1.67x                  1.94x               1.86x
------------------------------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834          $61,131,383            $71,975,820         $33,128,770
------------------------------------------------------------------------------------------------------
Cut-off Date LTV(2)        45.9%                55.7%                  41.1%               42.9%
------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000        $856,500,000         $1,250,000,000        $580,000,000
------------------------------------------------------------------------------------------------------
Shadow Rating(1)           A-/A-                A-/A-                 AAA/AAA             AAA/AAA
------------------------------------------------------------------------------------------------------


o    The following table shows the U/W DSCR and Cut-off Date LTV with respect to each indicated Loan Combination:



------------------------------------------------------------------------------------------------------
                                        COURTYARD BY MARRIOTT   1345 AVENUE OF THE
                      200 PARK AVENUE         PORTFOLIO              AMERICAS        PARK AVENUE PLAZA
------------------------------------------------------------------------------------------------------

UW DSCR(3)                 1.55x                1.44x                  1.47x               1.85x
------------------------------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834          $61,131,383            $71,975,820         $33,128,770
------------------------------------------------------------------------------------------------------
Cut-off Date LTV(3)        48.6%                64.2%                  58.4%               43.3%
------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000        $856,500,000         $1,250,000,000        $580,000,000
------------------------------------------------------------------------------------------------------
Shadow Rating(1)(4)      BBB-/BBB-            BBB-/BBB-                A-/A-              AAA/AA+
------------------------------------------------------------------------------------------------------


----------
(1.) S&P and Fitch have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, the credit characteristics of that Mortgage Loan are consistent with obligations that are so rated.

(2.) Based on: the $848,763,796 200 Park Avenue Mortgage Loan, 200 Park Avenue
     Senior Non-Trust Loan Component and 200 Park Avenue Note A3 Non-Trust Loan,
     without regard to the 200 Park Avenue Junior Non-Trust Loan Component; the
     $477,300,000 Courtyard by Marriot Portfolio Mortgage Loan, Courtyard by
     Marriott Portfolio Senior Non-Trust Component and Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan, without regard to the Courtyard by
     Marriot Portfolio Junior Non-Trust Loan Component or the Courtyard by
     Marriott Portfolio Note B Non-Trust Loan.

(3.) Based on the entire subject Loan Combination.

(4.) The entire $900,000,000 200 Park Avenue Loan Combination is rated BBB-/BBB-
     by S&P and Fitch. $520,000,000 of the Courtyard by Marriott Portfolio Loan
     Combination (excluding the Courtyard by Marriott Portfolio Note B Non-Trust
     Loan) is rated BBB-/BBB- by S&P and Fitch. $630,000,000 of the 1345 Avenue
     of the Americas Loan Combination (excluding the 1345 Avenue of the Americas
     Note C Non-Trust Loan) is rated A-/A- by S&P and Fitch. The entire
     $251,000,000 Park Avenue Place Loan Combination is rated AAA/AA+ by S&P and
     Fitch.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        24             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing the top 10 and investment grade loans in the LB-UBS 2005-C5 transaction include the following:

     o    Tishman Speyer Real Estate Venture VI, L.P.

     o    General Growth Properties, Inc.

     o    Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty
          Advisors, Limited Partnership

     o    GE Pension Trust and Estein & Associates USA Ltd.

     o    U-Store-It Trust

     o    Pennsylvania Real Estate Investment Trust

     o    Collier Family Trust and Noble House Properties

     o    W. James Tozer, Jr. and Raju L. Shah

     o    Alter Asset Management, L.L.C.

     o    Fisher Brothers

     o    T. Richard Butera and Mark C. Matan

o    Conduit Origination Program:

     o    U/W Net Cash Flow on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the Prospectus
          Supplement and is either verified subject to a variance of 2.5% or, in limited other cases, re-underwritten (but not audited) by third party service providers (i.e., by a "Big Four" accounting firm).

     o    U/W NCF DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     o    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     o    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     o    Substantially all borrowers are single asset entities.

     o    Non-consolidation opinions have been obtained with respect to the related borrower for substantially all Mortgage Loans with principal balances greater than $15 million.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        25             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CASH MANAGEMENT SYSTEMS

-----------------------------------------------------------------
       LOCKBOXES         PERCENT OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------
     Hard Lockbox                         56.7%
-----------------------------------------------------------------
  Hard/Hotel Lockbox                       8.8%
-----------------------------------------------------------------
Springing Hard Lockbox                     6.9%
-----------------------------------------------------------------
     Soft Lockbox                          1.7%
-----------------------------------------------------------------
Springing Soft Lockbox                    25.6%
-----------------------------------------------------------------

o    HARD LOCKBOX. Tenants are directed to pay rents directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager). In most cases, until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.

o    HARD/HOTEL LOCKBOX. With respect to hospitality properties only, cash or
     "over-the-counter" receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account controlled by the lender. Until the occurrence of a triggering event, funds deposited into the lockbox account may be disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights. In the case of the Courtyard by Marriott Portfolio
     Mortgage Loan, depending on the identity and rating of the property manager or a specified affiliate thereof, these periodic disbursements may continue to that property manager, who will have certain obligations regarding the application of the disbursements, even while an event of default exists under the related Mortgage Loan.

o    SPRINGING HARD LOCKBOX. Either--

     o    income is collected by the borrower or the property manager (which may be an affiliate of the borrower) and paid into a lockbox account or tenants are directed to pay rents directly to a lockbox account that is, in each case, controlled by the borrower, or by both the borrower and the lender; and, following the occurrence of a triggering event, that existing lockbox account or another lockbox account is established as a "Hard Lockbox" with lender cash management; or

     o    a lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Hard Lockbox" with lender cash management.

o    SOFT LOCKBOX. Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a "Hard Lockbox".

o    SPRINGING SOFT LOCKBOX. A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Soft Lockbox"
     as described above.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        26             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

INFORMATION REGARDING ESCROWS AND RELATED PAYMENT OBLIGATIONS



--------------------------------------------------------------------------------------------------
TYPE OF ESCROW OR RELATED PAYMENT OBLIGATION(1)   PERCENT OF INITIAL TOTAL CONDUIT LOAN BALANCE(2)
--------------------------------------------------------------------------------------------------

Real Estate Taxes(3)                                                    80.0%
--------------------------------------------------------------------------------------------------
Insurance Premiums(4)                                                   74.3%
--------------------------------------------------------------------------------------------------
Capital Replacements                                                    80.3%
--------------------------------------------------------------------------------------------------
TI/LC (Industrial)                                                     100.0%
--------------------------------------------------------------------------------------------------
TI/LC (Office)                                                          87.0%
--------------------------------------------------------------------------------------------------
TI/LC (Retail)                                                          87.2%
--------------------------------------------------------------------------------------------------


----------
(1.) Escrows and related payment obligations are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from sponsor. No representation is made as to the investment grade nature of any sponsor.

(2.) As of the Cut-Off Date, excludes the Investment Grade Loans.

(3.) In some instances where there are no actual tax escrows, certain investment grade tenants are obligated/permitted to pay taxes directly and are deemed to have escrows in the table above.

(4.) In some instances where there are no actual insurance escrows, certain investment grade tenants are obligated/permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        27             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



------------------------------------------------------------------------------------------------
                       GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

Initial Mortgage Pool Balance                                                     $2,359,072,146
------------------------------------------------------------------------------------------------
Contributors of Collateral                                                      Lehman: 76.1%(1)
                                                                                   UBS: 23.9%(1)
------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                                                     117
------------------------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                                          215
------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                              4.2%(1)
------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                          34.4%(1)
------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                             5.449%
------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity                                            110 months
------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity                                           108 months
------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-off Date Balance                                           $20,163,010
------------------------------------------------------------------------------------------------
Average Mortgage Property Cut-off Date Balance                                       $10,972,429
------------------------------------------------------------------------------------------------
Average Conduit Loan Cut-off Date Balance
   (excluding the Investment Grade Loans)                                            $13,944,957
------------------------------------------------------------------------------------------------
Average Conduit Property Cut-off Date Balance
   (excluding the Investment Grade Loans)                                            $10,601,988
------------------------------------------------------------------------------------------------
Largest Mortgage Loan                                                               $285,131,898
------------------------------------------------------------------------------------------------
Wtd. Avg. U/W DSCR                               Mortgage Pool: 1.45x; Conduit Loans Only: 1.32x
------------------------------------------------------------------------------------------------
Wtd. Avg. Cut-Off Date LTV                       Mortgage Pool: 65.5%; Conduit Loans Only: 73.5%
------------------------------------------------------------------------------------------------
Wtd. Avg. Maturity Date LTV                      Mortgage Pool: 59.9%; Conduit Loans Only: 67.1%
------------------------------------------------------------------------------------------------
Geographic Diversity                                                                   35 States
------------------------------------------------------------------------------------------------


----------

(1.) Expressed as a percentage of the Initial Mortgage Pool Balance.

(2.) Including properties leased to one tenant that occupies 90% or more of the particular property. Expressed as a percentage of the Initial Mortgage Pool
     Balance.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        28             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

                                      [MAP OMITTED]

        IDAHO                   MISSOURI                MINNESOTA
        1 property              7 properties            1 property
        $1,500,000              $52,137,704             $2,094,793
        0.1% of total           2.2% of total           0.1% of total

        ILLINOIS                MICHIGAN                OHIO
        15 properties           5 properties            9 properties
        $361,331,056            $19,781,844             $18,144,619
        15.3% of total          0.8% of total           0.8% of total

        PENNSYLVANIA            NEW YORK                MASSACHUSETTS
        3 properties            10 properties           3 properties
        $15,714,908             $463,337,539            $38,058,025
        0.7% of total           19.6% of total          1.6% of total

        CONNECTICUT             RHODE ISLAND            NEW JERSEY
        13 properties           2 properties            2 properties
        $73,689,761             $280,175,000            $7,323,789
        3.1% of total           11.9% of total          0.3% of total

        MARYLAND                VIRGINIA                NORTH CAROLINA
        9 properties            11 properties           2 properties
        $153,310,833            $112,282,297            $3,445,640
        6.5% of total           4.8% of total           0.1% of total

        SOUTH CAROLINA          GEORGIA                 FLORIDA
        4 properties            9 properties            20 properties
        $87,494,976             $29,966,385             $163,781,424
        3.7% of total           1.3% of total           6.9% of total

        ALABAMA                 KENTUCKY                TENNESSEE
        5 properties            2 properties            6 properties
        $38,238,094             $15,802,118             $13,246,895
        1.6% of total           0.7% of total           0.6% of total

        MISSISSIPPI             ARKANSAS                OKLAHOMA
        5 properties            1 property              6 properties
        $13,404,131             $2,799,583              $24,046,062
        0.6% of total           0.1% of total           1.0% of total

        KANSAS                  TEXAS                   NEW MEXICO
        1 property              18 properties           1 property
        $3,171,556              $121,749,043            $5,300,000
        0.1% of total           5.2% of total           0.2% of total

        COLORADO                ARIZONA                 NEVADA
        3 properties            5 properties            1 property
        $12,122,124             $18,586,736             $32,000,000
        0.5% of total           0.8% of total           1.4% of total

        CALIFORNIA              UTAH                    OREGON
        28 properties           1 property              2 properties
        $153,799,772            $3,615,000              $5,111,358
        6.5% of total           0.2% of total           0.2% of total

        WASHINGTON              INDIANA
        3 properties            1 property
        $9,787,805              $2,721,273
        0.4% of total           0.1% of total

[ ]  >10.0%                     [ ]  >5.0 - 10.0%
      of Initial Mortgage             of Initial Mortgage
      Pool Balance                    Pool Balance

[ ]  >1.0 - 5.0%                [ ]  <1.0%
      of Initial Mortgage                of Initial Mortgage
      Pool Balance                       Pool Balance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

DISTRIBUTION OF PROPERTY TYPES(1)
---------------------------------
Office                 37.3%
Retail                 34.9%
Hotel                  11.6%
Multifamily(2)         10.5%
Self Storage            4.0%
Industrial/Warehouse    1.3%
Other                   0.4%

(1)  Calculations are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

(2)  Multifamily Component includes Mobile Home Park properties representing
     0.2% of the aggregate pool.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                        29             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------
                                                         % OF INITIAL
                                 NO.      CUT-OFF DATE     MORTGAGE
                              OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------------------------
0.01 - 6,000,000                  57       205,130,110        8.7
   6,000,000 - 14,000,000         30       273,780,746       11.6
   14,000,000 - 40,000,000        18       434,314,210       18.4
   40,000,000 - 60,000,000         4       206,849,117        8.8
   60,000,000 - 100,000,000        4       282,366,065       12.0
150,000,000 >=                     4       956,631,898       40.6
---------------------------------------------------------------------
TOTAL:                           117     2,359,072,146      100.0
---------------------------------------------------------------------
Min: 1,123,978
Max: 285,131,898
Average: 20,163,010
---------------------------------------------------------------------

STATE (1)
----------------------------------------------------
                                        % OF INITIAL
             NO. OF      CUT-OFF DATE     MORTGAGE
           PROPERTIES    BALANCE ($)      POOL BAL
----------------------------------------------------
NY             10         463,337,539        19.6
IL             15         361,331,056        15.3
RI              2         280,175,000        11.9
FL             20         163,781,424         6.9
CA             28         153,799,772         6.5
MD              9         153,310,833         6.5
TX             18         121,749,043         5.2
VA             11         112,282,297         4.8
SC              4          87,494,976         3.7
CT             13          73,689,761         3.1
Other(2)       85         388,120,444        16.5
----------------------------------------------------
TOTAL:        215       2,359,072,146       100.0
----------------------------------------------------

PROPERTY TYPE (1)
---------------------------------------------------------------------
                                                         % OF INITIAL
                              NO. OF      CUT-OFF DATE     MORTGAGE
                            PROPERTIES    BALANCE ($)     POOL BAL
---------------------------------------------------------------------
Office                           14        879,906,558        37.3
Retail                           64        824,220,220        34.9
   Regional Mall                  2        339,535,190        14.4
   Anchored Retail               43        327,437,550        13.9
   Unanchored Retail             19        157,247,480         6.7
Hotel                            70        273,169,874        11.6
Multifamily(3)                   34        247,669,400        10.5
Self Storage                     30         94,891,093         4.0
   Industrial / Warehouse         2         30,815,000         1.3
Other                             1          8,400,000         0.4
---------------------------------------------------------------------
TOTAL:                          215      2,359,072,146       100.0
---------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------
                                            % OF INITIAL
                   NO.      CUT-OFF DATE      MORTGAGE
                OF LOANS    BALANCE ($)       POOL BAL
--------------------------------------------------------
4.751 - 5.000        3         51,080,000         2.2
5.001 - 5.250       19        597,613,785        25.3
5.251 - 5.500       51        931,723,183        39.5
5.501 - 5.750       25        556,374,525        23.6
5.751 - 6.000       11        121,300,654         5.1
6.001 - 6.250        7         95,625,000         4.1
6.251 - 6.500        1          5,355,000         0.2
--------------------------------------------------------
TOTAL:             117      2,359,072,146       100.0
--------------------------------------------------------
Min: 4.840
Max: 6.280
   Weighted Average: 5.449
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MONTHS)
---------------------------------------------------
                                       % OF INITIAL
               NO.      CUT-OFF DATE     MORTGAGE
            OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------
49 - 60        10        396,828,810        16.8
61 - 72         1         53,400,000         2.3
73 - 84         3         85,810,978         3.6
97 - 108        3         68,769,117         2.9
109 - 120      84      1,555,408,935        65.9
121 - 132       2         66,150,000         2.8
133 - 144       2         15,000,000         0.6
169 - 180      12        117,704,306         5.0
---------------------------------------------------
TOTAL:        117      2,359,072,146       100.0
---------------------------------------------------
Min: 60
Max: 180
   Weighted Average: 110
---------------------------------------------------

REMAINING TERM TO STATED MATURITY (MONTHS)
---------------------------------------------------
                                       % OF INITIAL
               NO.      CUT-OFF DATE     MORTGAGE
            OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------
49 - 60         10       396,828,810        16.8
61 - 72          1        53,400,000         2.3
73 - 84          3        85,810,978         3.6
97 - 108         3        68,769,117         2.9
109 - 120       85     1,602,208,935        67.9
121 - 132        1        19,350,000         0.8
133 - 144        2        15,000,000         0.6
169 - 180       12       117,704,306         5.0
---------------------------------------------------
TOTAL:         117     2,359,072,146       100.0
---------------------------------------------------
Min: 55
Max: 178
   Weighted Average: 108
---------------------------------------------------

AMORTIZATION TYPES
---------------------------------------------------------------
                                                   % OF INITIAL
                           NO.      CUT-OFF DATE     MORTGAGE
                        OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------------------
Amortizing Balloon(4)       84     1,403,691,263        59.5
Interest Only               28       879,581,905        37.3
Fully Amortizing             3        67,273,978         2.9
Hyperamortizing              2         8,525,000         0.4
---------------------------------------------------------------
TOTAL:                     117     2,359,072,146       100.0
---------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------
                                         % OF INITIAL
                 NO.      CUT-OFF DATE     MORTGAGE
              OF LOANS    BALANCE ($)      POOL BAL
-----------------------------------------------------
<= 50.0            6       359,399,172        15.2
50.1 - 55.0        1       273,600,000        11.6
55.1 - 60.0        3       399,400,000        16.9
60.1 - 65.0        4        76,287,490         3.2
65.1 - 70.0        9       134,151,076         5.7
70.1 - 75.0       24       220,097,046         9.3
75.1 - 80.0       61       803,297,754        34.1
80.1 >=            9        92,839,607         3.9
-----------------------------------------------------
TOTAL:           117     2,359,072,146       100.0
-----------------------------------------------------
Min: 41.1
Max: 90.0
   Weighted Average: 65.5
-----------------------------------------------------

MATURITY DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                                           % OF INITIAL
                   NO.      CUT-OFF DATE     MORTGAGE
                OF LOANS    BALANCE ($)      POOL BAL
-------------------------------------------------------
0.01 - 5.00          1         1,123,978         0.0
30.01 - 35.00        1        46,800,000         2.0
35.01 - 40.00        2        23,150,000         1.0
40.01 - 45.00        3         7,481,453         0.3
45.01 - 50.00        4       745,355,207        31.6
50.01 - 55.00        4        69,369,875         2.9
55.01 - 60.00       14       269,412,387        11.4
60.01 - 65.00       22       253,802,478        10.8
65.01 - 70.00       32       395,100,762        16.7
70.01 - 75.00       15       331,520,000        14.1
75.01 - 80.00       13       186,616,400         7.9
80.01 >=             6        29,339,607         1.2
-------------------------------------------------------
TOTAL:             117     2,359,072,607       100.0
-------------------------------------------------------
Min: 0.2
Max: 90.0
   Weighted Average: 59.9
-------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                                         % OF INITIAL
                 NO.      CUT-OFF DATE     MORTGAGE
              OF LOANS    BALANCE ($)      POOL BAL
-----------------------------------------------------
0.00 - 1.19        2        30,094,000         1.3
1.20 - 1.29       52       907,806,104        38.5
1.30 - 1.39       31       274,409,665        11.6
1.40 - 1.49       15       110,198,220         4.7
1.50 - 1.59        7        72,653,309         3.1
1.60 - 1.79        8       897,760,847        38.1
1.80 - 1.89        1        19,350,000         0.8
1.90 >=            1        46,800,000         2.0
-----------------------------------------------------
TOTAL:           117     2,359,072,146       100.0
-----------------------------------------------------
Min: 1.16
Max: 1.94
   Weighted Average: 1.45
-----------------------------------------------------

----------

(1.) Percentages based on allocated loan amount per property.

(2.) No other state represents more than 2.2% of the Initial Mortgage Pool
     Balance.

(3.) Multifamily component includes mobile home park properties representing
     0.2% of the Initial Mortgage Pool Balance.

(4.) Includes 30.7% of Mortgage Loans (by Cut-off Date Balance) that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans,
     62.5% (by Cut-off Date Balance) have three years or less of interest only payments.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        30             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS



-----------------------------------------------------------------------------------------------------------------------------
                                            INVESTMENT GRADE LOAN CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------
                                                                              PERCENT OF               CUT-OFF
                                                             CUT-OFF DATE      INITIAL        U/W       DATE
NAME                                        PROPERTY TYPE       BALANCE     MORTGAGE POOL   DSCR(1)    LTV(2)    S&P/FITCH(3)
-----------------------------------------------------------------------------------------------------------------------------

200 Park Avenue (A2 Note)                       Office       $285,131,898       12.1%       1.65x(4)   45.9%(4)     A-/A-
-----------------------------------------------------------------------------------------------------------------------------
Providence Place                             Regional Mall    273,600,000       11.6        1.69       51.8        BBB+/BBB
-----------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A2 Note)        Hotel        177,900,000        7.5        1.67(5)    55.7(5)      A-/A-
-----------------------------------------------------------------------------------------------------------------------------
1345 Avenue of the Americas (1-A2 Note)         Office         46,800,000        2.0        1.94(6)    41.1(6)     AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------
Park Avenue Plaza (1-A2 Note)                   Office         19,350,000        0.8        1.86(7)    42.9(7)     AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------
9200 Mentor Avenue                              Other           8,400,000        0.4        1.28       75.5         AA-/A
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           --         $811,181,898       34.4%       1.69X      50.0%          --
-----------------------------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

(2.) Calculated based on Cut-Off Date Balance and the related appraised value.

(3.) S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.

(4.) Based on entire 200 Park Avenue Loan Combination (excluding the 200 Park
     Avenue Junior Non-Trust Loan Component).

(5.) Based on entire Courtyard by Marriott Portfolio Loan Combination(excluding the Courtyard by Marriott Portfolio Junior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note B Non- Trust Loan).

(6.) LTV based on the combined 1345 Avenue of the Americas 1-A2 Note Trust
     Component and the 1345 Avenue of the Americas Non-trust pari passu components with a combined Cut-Off Date Balance of $513,495,116. The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the 1345 Avenue of the Americas 1-A2 Note
     Trust Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the 1345 Avenue of the
     Americas Whole Loan.

(7.) LTV calculated based on the combined Park Avenue Plaza Note 1-A2 Trust
     Component and the Park Avenue Plaza non-trust pari passu components (Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2), with an aggregate cut-off date balance of $248,819,274. The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the
     Park Avenue Plaza Note 1-A2 Trust Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the Park Avenue Plaza Whole Loan.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        31             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE

Shadow Rating:                   A-/A-(1)

Purpose:                         Acquisition

Cut-Off Date Balance:            $285,131,898

Loan Per Square Foot:            $298(2)

Interest Rate:                   5.4896646% per annum(3)

Maturity Date:                   5/11/2015

Original Term to Maturity:       10 years

Amortization:                    Interest Only

Sponsor:                         Tishman Speyer Real Estate Venture VI, L.P.

Property:                        Class A 58-story office building with 2,850,323
                                 square feet of net rentable area and six-level
                                 valet-service parking garage with
                                 approximately 249 parking spaces.

Property Manager:                Tishman Speyer Properties, L.P., an affiliate
                                 of the borrower

Location:                        New York, NY

Year Built:                      1963; renovated 1991-1994, 1999-2004

Occupancy:                       100.0% (as of 1/1/2005)

----------
(1.) S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the 200 Park Avenue Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) Takes into account the entire 200 Park Avenue Loan Combination (excluding the 200 Park Avenue Junior Non-Trust Loan Component).

(3.) The Interest Rate applies to the 200 Park Avenue Mortgage Loan, the 200
     Park Avenue Senior Non-Trust Loan Component and the 200 Park Avenue Note A3
     Non-Trust Loan (excluding the 200 Park Avenue Junior Non-Trust Loan
     Component). The mortgage interest rate for the 200 Park Avenue Junior
     Non-Trust Loan Component is 5.7651362% and the weighted average interest rate for the entire 200 Park Avenue Loan Combination is 5.505347%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        32             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Major Tenants:



                               Approx.     Approx. % of    Rent                        Ratings
Tenant(1)                    Square Feet   Base Rent(2)   PSF(3)   Lease End Date   S&P/Fitch(4)
---------                    -----------   ------------   ------   --------------   ------------

Barclays Bank PLC              333,822         12.0%      $51.50      7/31/2017        AA/AA+
Winston & Strawn LLP           335,094         11.8%      $50.25    11/23/2011(5)        NR
The Dreyfus Corporation        351,585         10.2%      $41.55      3/31/2019        A+/AA-
Gibson Dunn & Crutcher LLP     177,074          9.5%      $76.23    5/31/2006(6)         NR
Greenberg Traurig, LLP         241,610          8.4%      $49.36    11/30/2013(7)        NR


Rollover Schedule:



                  APPROXIMATE                                          APPROXIMATE
                    EXPIRING    AS % OF TOTAL    CUMULATIVE % OF         EXPIRING      AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
     YEAR         SQUARE FEET    SQUARE FEET    TOTAL SQUARE FEET   BASE REVENUES(8)       REVENUES(8)         BASE REVENUES(8)
---------------   -----------   -------------   -----------------   ----------------   ------------------   ---------------------

     2005(9)          55,034          1.9%              1.9%          $  2,279,342             1.6%                   1.6%
     2006            147,834          5.2               7.1%            12,364,260             8.7                   10.3%
     2007            169,573          5.9              13.1%             9,929,967             7.0                   17.2%
     2008            153,018          5.4              18.4%             7,214,688             5.1                   22.3%
     2009            185,424          6.5              24.9%             7,532,977             5.3                   27.5%
     2010             54,395          1.9              26.8%             2,441,280             1.7                   29.2%
     2011            484,716         17.0              43.9%            24,578,877            17.2                   46.5%
     2012             66,438          2.3              46.2%             4,170,706             2.9                   49.4%
     2013            148,610          5.2              51.4%             6,839,727             4.8                   54.2%
     2014             41,745          1.5              52.9%             2,299,625             1.6                   55.8%
2015 and beyond    1,343,536         47.1             100.0%            63,165,842            44.2                  100.0%
     Vacant                0          0.0             100.0%                    --              --                     --
                   ---------        -----             -----           ------------           -----                  -----
     TOTAL         2,850,323        100.0%                            $142,817,291           100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) Based on underwritten base rental revenues and underwritten in-place base rent.

(3.) Reflects underwritten in-place base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Winston & Strawn LLP's lease expiration consists of 112,951 square feet and
     93,599 square feet expiring November 23 and 30, respectively, in year 2011,
     125,105 square feet expiring 4/30/2007 and 3,439 square feet on a month to month basis.

(6.) Gibson Dunn & Crutcher LLP's lease expiration consists of 131,880 square feet expiring 5/31/2006 and 45,194 square feet expiring 10/31/2011.

(7.) Greenberg Traurig, LLP's lease expiration consists of 148,610 square feet expiring 11/30/2013 and 93,000 square feet expiring 11/30/2021.

(8.) Based on underwritten base rental revenues based on underwritten in-place base rent.

(9.) Includes any month-to-month leases.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        33             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Appraised Value:                 $1,850,000,000 (as of 5/1/2005)

Cut-Off Date LTV:                45.9%(1)

U/W NCF:                         $78,056,834(2)

U/W NCF DSCR:                    1.65x(1)(3)

Ownership Interest:              Fee

Reserves:                        On-going tax and replacement reserves.
                                 Insurance reserves required only if not covered
                                 under sponsor's blanket insurance policy.
                                 Upfront reserves aggregating $25,817,640 for
                                 unfunded tenant allowances, leasing costs
                                 (undisbursed portion of leasing reserve to be
                                 released to lockbox after May 11, 2008, subject
                                 to no event of default and DSCR of 1.50x or
                                 greater, and applied in accordance with loan
                                 documents), required repairs and capital
                                 expenditures. At any time after May 11, 2008,
                                 in the event that (i) there is no continuing
                                 event of default under the 200 Park Avenue
                                 Mortgage Loan, and (ii) the debt service
                                 coverage ratio for the 200 Park Avenue
                                 Mortgaged Property is equal to or greater than
                                 1.50x, then, upon the 200 Park Avenue
                                 Borrower's request, the mortgagee is required
                                 to deposit the remaining capital expenditures
                                 reserve funds into the lockbox and such funds
                                 are to be applied in accordance with the
                                 applicable loan documents.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after the latest
                                 of the 200 Park Avenue Non-Trust Loans have
                                 been securitized. Prepayment without penalty
                                 permitted three months prior to Maturity Date.

Mezzanine Debt:                  $275,000,000 co-terminus mezzanine loan (due
                                 5/11/2015) subject to intercreditor agreement
                                 that complies with rating agency guidelines.
                                 Additional junior mezzanine debt is permitted.

----------
(1.) Based on a loan amount of $848,763,796 that includes the 200 Park Avenue
     Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan Component and the
     200 Park Avenue Note A3 Non-Trust Loan (excluding the 200 Park Avenue
     Junior Non-Trust Loan Component). The Cut-Off Date LTV for the entire 200
     Park Avenue Loan Combination is 48.6% and the U/W NCF DSCR is 1.55x..

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed mark-to-market rent adjustment applied to below-market tenant leases as further adjusted to reflect long-term tenor of current leases and certain other lease-up assumptions is $129,864,120.

(3.) Calculated based on in-place U/W NCF and interest-only payments for the 200
     Park Avenue Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan
     Component and the 200 Park Avenue Note A3 Non-Trust Loan (excluding the 200
     Park Avenue Junior Non-Trust Loan Component) and based on interest rate of
     5.4896646% calculated on actual/360 day basis. Based on in-place U/W NCF and interest-only payments for the entire 200 Park Avenue Loan Combination,
     U/W NCF DSCR is 1.55x. U/W NCF DSCR based on projected underwritten net cashflow and interest-only payments for the 200 Park Avenue Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan Component and the 200 Park Avenue
     Note A3 Non-Trust Loan (excluding the 200 Park Avenue Junior Non-Trust Loan
     Component) is 2.75x. U/W NCF DSCR based on projected underwritten net cashflow for the entire 200 Park Avenue Loan Combination is 2.58x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        34             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE

Shadow Rating:                   BBB+/BBB(1)

Purpose:                         Refinance

Cut-Off Date Balance:            $273,600,000

Loan Per Square Foot:            $213(2)

Interest Rate:                   5.1400% per annum

Maturity Date:                   3/11/2010

Original Term to Maturity:       5 years

Amortization:                    30 years

Sponsor:                         General Growth Properties, Inc.

Property:                        Four-level regional shopping mall with
                                 1,286,803 gross leaseable area of which 960,803
                                 square feet are collateral containing
                                 approximately 4,700 parking spaces.

Property Manager:                Self-Managed(3)

Location:                        Providence, RI

Year Built:                      1999

Overall Occupancy:               97.9%(4) (as of 7/8/2005)

In-Line Occupancy:               94.4%(5) (as of 7/8/2005)

Anchor Sales:                    Nordstrom ($209 psf), Filene's ($155 psf), JC
                                 Penney (NA) (as of 12/31/2004)

In-Line Sales/SF:                $528(6)

In-Line Cost of Occupancy:       12.7%(6)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) Based on gross square feet of the entire mall including anchors which may not be part of the loan collateral.

(3.) The property is self-managed except for the parking garage.

(4.) Reflects mall occupancy including anchor space that is not part of the collateral.

(5.) Occupancy includes storage space associated with these in-line tenants.

(6.) For the trailing twelve months ending March 31, 2005. For in-line tenants with a full 12 months occupancy.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        35             [UBS Investment Bank Logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE (CONT.)

Major Tenants:

                        Approximate    Rent                        Ratings
Tenant                  Square Feet   PSF(1)   Lease End Date   S&P/Fitch(2)
------                  -----------   ------   --------------   ------------
ANCHORS
Nordstrom                 197,000     $ 1.02    2/28/2020           A-/A-
Filene's(3)               200,000         --     5/1/2037          BBB/BBB
JCPenney(3)               126,000         --     5/1/2037          BB+/BB+

MAJOR IN-LINE TENANTS
Gap(4)                     20,395     $32.56    1/31/2012         BBB-/BBB-
Pottery Barn(4)            12,498     $35.58    1/31/2012           NR/NR
Crate & Barrel             12,230     $26.57    1/31/2010           NR/NR
Foot Locker                11,600     $34.00    1/31/2010           BB+/NR
Restoration Hardware       11,483     $21.00    1/31/2015           NR/NR

Theatres(5)               128,146     $19.12    3/31/2025(5)

Rollover Schedule(6):



                  APPROXIMATE                    CUMULATIVE      APPROXIMATE       AS % OF        CUMULATIVE
                   EXPIRINGAS   AS % OF TOTAL    % OF TOTAL       EXPIRING        TOTAL BASE      % OF TOTAL
     YEAR         SQUARE FEET    SQUARE FEET    SQUARE FEET   BASE REVENUES(7)   REVENUES(7)   BASE REVENUES(7)
---------------   -----------   -------------   -----------   ----------------   -----------   ----------------

    2005(8)           8,276           1.7%           1.7%        $   403,021          2.2%             2.2%
    2006              1,775           0.4            2.0%            298,760          1.7              3.9%
    2007                150           0.0            2.1%             48,000          0.3              4.2%
    2008              6,889           1.4            3.5%            306,962          1.7              5.9%
    2009             60,306          12.3           15.7%          3,036,949         16.9             22.7%
    2010            170,058          34.6           50.3%          6,262,331         34.8             57.5%
    2011             27,750           5.6           55.9%          1,012,653          5.6             63.2%
    2012             81,361          16.5           72.5%          2,985,093         16.6             79.7%
    2013             13,890           2.8           75.3%            444,490          2.5             82.2%
    2014             13,358           2.7           78.0%            436,339          2.4             84.6%
2015 and beyond      80,885          16.4           94.4%          2,764,703         15.4            100.0%
    Vacant           27,408           5.6          100.0%                 --           --               --
                    -------         -----          -----         -----------        -----            -----
     TOTAL          492,106         100.0%                       $17,999,300        100.0%


----------
(1.) Based on in-place underwritten base rental revenues applicable to in-line tenants.

(2.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(3.) Filene's and JC Penney own their own improvements and therefore are excluded from the collateral. JCPenney has assumed the Lord & Taylor space and they have taken legal title of the building. Pursuant to the Consent and Agreement executed by JCPenney, JCPenney has agreed to take occupancy approximately February 22,2006, but is permitted to postpone that date from time to time due to certain delays, e.g. failure to obtain permits.

(4.) The square feet of Gap and Pottery Barn include 1,125 square feet and 450 square feet, respectively, of storage space.

(5.) Theatres includes Hoyt's Cinema (114,589 square feet) and IMAX (13,557 square feet). Hoyt's Cinema pays $17.45psf and IMAX pays $33.19psf.
     $19.12psf is the weighted average rent. The Hoyt's Cinema lease expires
     3/31/2025. The IMAX lease expires 5/19/2020.

(6.) Rollover schedule for in-line and storage space only.

(7.) Based on underwritten in-place base rent.

(8.) Includes any month-to-month tenants.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        36             [UBS Investment Bank Logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE (CONT.)

Appraised Value:                 $528,000,000 (as of 2/26/2005)

Cut-Off Date LTV:                51.8% (1)

U/W NCF:                         $30,389,545(2)

Cut-Off Date U/W DSCR:           1.69x(3)

Ownership Interest:              Leasehold

Reserves:                        Springing tax, insurance, TI/LC and
                                 replacement reserves upon event of default or
                                 DSCR less than 1.15x. Insurance reserves not
                                 required as long as the property is covered
                                 under borrower's blanket insurance policy.
                                 Springing TI/LC reserve of $62,380 per month
                                 until an aggregate of $748,559 has accumulated
                                 and is maintained from time to time. Springing
                                 replacement reserve of $19,699 per month until
                                 an aggregate of $236,390 has accumulated and
                                 is maintained from time to time.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty six
                                 months prior to maturity.

Mezzanine Debt:                  $106,400,000 senior mezzanine loan. Additional
                                 junior mezzanine debt is permitted.

Ground Lease:                    The property is subject to a ground lease held
                                 by Rhode Island Economic Development
                                 Corporation. The ground lease expires on March
                                 31, 2097 and there are four, 99-year renewal
                                 options.

Pilot Program:                   In lieu of real estate taxes, borrower has
                                 agreed to make fixed payments aggregating
                                 $50,014,000 for a term commencing October 2000
                                 and expiring June 2028. Borrower's obligation
                                 to make such payments is secured by a lien
                                 upon the real property which is prior to the
                                 lien of the mortgage securing the Providence
                                 Place Mortgage Loan.

Community Reinvestment
   Program:                      Borrower is obligated to make community
                                 reinvestment payments aggregating $8,800,000
                                 to the City of Providence, Rhode Island. Such
                                 payments to be made during the period
                                 commencing January 2000 and expiring December
                                 2029.

----------
(1.) Based solely on the Cut-Off Date Balance of the Providence Place Mortgage
     Loan.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow is $30,770,640 based on assumed execution of leases out for signature and certain other lease up assumptions.

(3.) Calculated based on in-place U/W NCF for the Providence Place Mortgage Loan based on an average annual debt constant of 6.581%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        37             [UBS Investment Bank Logo]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO

Shadow Rating:                   A-/A-(1)

Purpose:                         Acquisition

Cut-Off Date Balance:            $177,900,000

Loan Per Room:                   $50,545(2)

Interest Rate:                   5.6903889% per annum(3)

Maturity Date:                   4/11/2015

Original Term to Maturity:       10 years

Amortization:                    24 years, 6 months(4)

Sponsors:                        Marriott International, Inc.; Host Marriott,
                                 L.P.; Sarofim Realty Advisors, Limited
                                 Partnership

Property:                        64 hotels(5) containing an aggregate of 9,443
                                 rooms located in 29 states.

Property Manager:                Courtyard Management Corporation (a subsidiary
                                 of Marriott International, Inc.)

Location:                        California (8), Illinois (7), Florida (5),
                                 Alabama (3), New York (2), Maryland (2),
                                 Connecticut (2), Georgia (3), Missouri (2),
                                 Arizona (3), Michigan (2), Colorado (2),
                                 Virginia (2), Texas (3), New Jersey (1),
                                 Tennessee (2), Ohio (2), North Carolina (2),
                                 Pennsylvania (1), Kansas (1), Arkansas (1),
                                 Washington (1), Indiana (1), Kentucky (1),
                                 Oklahoma (1), Minnesota (1), Oregon (1),
                                 Massachusetts (1), South Carolina (1).

Year Built:                      1985-1990; renovated 2003-2005

----------
(1.) S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the Courtyard by Marriott Portfolio Mortgage Loan in the Trust, its
     credit characteristics are consistent with the obligations that are so rated.

(2.) Takes into account the Courtyard by Marriott Portfolio Mortgage Loan, the
     Courtyard by Marriott Portfolio Senior Non-Trust Loan Component and the
     Courtyard by Marriott Note A3 Non-Trust Loan (excluding the Courtyard by
     Marriott Junior Non-Trust Component and the Courtyard by Marriott Portfolio
     Note B Non-Trust Loan).

(3.) The Interest Rate applies to the Courtyard by Marriott Portfolio Mortgage
     Loan, the Courtyard by Marriott Portfolio Senior Non-Trust Loan Component
     and the Courtyard by Marriott Portfolio Note A3 Non-Trust Loan (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note B Non-Trust Loan). The weighted average interest rate for the entire Courtyard by Marriott Portfolio Loan
     Combination is 5.7225%.

(4.) Payments of interest only are required through and including the payment date in April 2008. The weighted average amortization term is based on the principal balances of the allocated loan amounts of the Courtyard by
     Marriott Portfolio mortgaged real properties. The allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties amortize on a
     25 year schedule except for the allocated loan amounts for the Courtyard by
     Marriott Fresno mortgaged real property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott Poughkeepsie mortgaged real property, which amortizes on a 13 year schedule.

(5.) An additional six properties secure the loan. There are no allocated loan amounts for these properties and the U/W NCF does not include the net cashflow from these properties.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        38             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Weighted Average Occupancy:      70.3%(1)

Weighted Average ADR:            $98.63(2)

Weighted Average RevPAR:         $69.56(3)

Appraised Value:                 $856,500,000(4) (as of December 2004 - January
                                 2005)

Cut-off Date LTV:                55.7%(5)

U/W NCF:                         $61,131,383(6)

U/W NCF DSCR:                    1.67x(5)(7)

Ownership Interest:              Fee / Leasehold

Release of Properties:           Permitted(8)

Substitution of Properties:      Permitted only in the event of Casualty or
                                 Condemnation at a property.

Reserves:                        On-going for taxes and FF&E. Provided Marriott
                                 International, Inc., or a subsidiary is the
                                 manager of the Properties, the Properties are
                                 covered under Marriott International's
                                 insurance programs, and such programs qualify,
                                 insurance escrows are not required; and, if
                                 ground rent expenses paid by Marriott on behalf
                                 of the Borrower, ground rent escrows not
                                 required. Upfront FF&E Reserve of $10,282,033,
                                 and required repairs reserve of $764,161.

Lockbox:                         Hard/Hotel

----------
(1.) Occupancy is the weighted average occupancy of the Courtyard by Marriott
     Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the trailing 12 months through June 17, 2005, weighted by allocated loan amount per property for the 64 Courtyard by
     Marriott Portfolio Mortgaged Properties.

(2.) ADR is the weighted average daily rate based on average daily rate for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the 12 months ending June 17, 2005, weighted by allocated loan amount per property for the 64 properties.

(3.) RevPAR is the weighted average revenue per available room based on revenue per available room for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral"
     properties) for the 12 months ending June 17, 2005, weighted by allocated loan amount per property for the 64 properties.

(4.) Aggregate of the appraised values of the 64 properties securing the loan
     (does not include the six "additional collateral" properties).

(5.) Based on a loan amount of $477,300,000 that includes the Courtyard by
     Marriott Portfolio Mortgage Loan, the Courtyard by Marriott Portfolio
     Senior Non-Trust Loan Component and the Courtyard by Marriott Portfolio
     Note A3 Non-Trust Loan. The entire Courtyard by Marriott Portfolio Loan
     Combination Cut-off Date LTV is 64.2%.

(6.) Reflects in-place U/W NCF. Projected underwritten net cashflow based on assumption of increase in occupancy, ADR and RevPAR is $78,630,728.

(7.) Calculated based on in-place U/W NCF and annual debt constant of 7.665% for the Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by
     Marriott Portfolio Senior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note A3 Non-Trust Loan commencing in year four, and without regard to the Courtyard by Marriott Portfolio Note B Non-Trust
     Loan. U/W DSCR based on projected underwritten net cashflow for the
     Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by Marriott
     Portfolio Senior Non-Trust Loan Component and the Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan is 2.15x and, taking into account the
     Courtyard by Marriott Junior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note B Non-Trust Loans also, U/W NCF DSCR for the entire
     Courtyard by Marriott Portfolio Loan Combination is 1.86x.

(8.) In addition to release of properties by defeasance, the six "additional collateral" properties below may be released at any time after loan closing.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        39             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Prepayment/Defeasance:           Defeasance permitted two years after latest
                                 securitization of any mortgage loan in the
                                 Courtyard by Marriott Portfolio Loan
                                 Combination. Prepayment without penalty
                                 permitted three months prior to Maturity Date.

B Note:                          $30,000,000 Courtyard by Marriott Portfolio
                                 Note B Non-Trust Loan.

Mezzanine Debt:                  CBM Mezzanine Borrower Limited Partnership, a
                                 Delaware limited partnership, an owner of
                                 indirect interests in the Courtyard by Marriott
                                 Portfolio Borrower, is the borrower under a
                                 mezzanine loan from Marriott International,
                                 Inc., in the principal amount of $128,942,755,
                                 secured by one or more pledges of direct or
                                 indirect interests in the Courtyard by Marriott
                                 Portfolio Borrower. Further, the Courtyard by
                                 Marriott Portfolio Sponsor has a one-time right
                                 to obtain a loan secured by a pledge of the
                                 direct or indirect ownership interests in CBM
                                 Mezzanine Borrower Limited Partnership, owned
                                 by the Courtyard by Marriott Portfolio Sponsor,
                                 provided that certain conditions are met.

Additional Collateral:           Six hotels located in five states.(1)

----------
(1.) No allocated loan amount attributed to these properties which may be released without penalty or payment.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        40             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

COURTYARD BY MARRIOTT PORTFOLIO INFORMATION:



                                                                                                     APPRAISED   ALLOCATED LOAN
LOCATION                  # PROPERTIES  # ROOMS  AGE (YEARS)(1)  OCCUPANCY(2)   ADR(2)  REVPAR(2)     VALUES         AMOUNTS
--------                  ------------  -------  --------------  ------------  -------  ---------  ------------  --------------

California                       8       1,182          17           71.4%     $103.65    $73.76   $116,300,000   $ 23,786,667
Illinois                         7       1,015          19           68.3      $ 91.36    $62.34     99,800,000     21,359,056
Florida                          5         741          17           70.8      $112.79    $79.86     75,500,000     15,759,890
Alabama                          3         442          19           66.7      $ 94.82    $63.38     42,600,000      9,142,694
New York                         2         294          18           73.7      $120.33    $88.89     42,000,000      8,594,524
Connecticut                      2         294          16           77.1      $108.83    $84.24     34,900,000      7,517,761
Maryland                         2         295          16           74.8      $108.50    $81.21     35,500,000      7,400,296
Missouri                         2         303          17           69.4      $ 95.34    $66.10     32,900,000      7,028,324
Georgia                          3         435          19           66.2      $ 92.16    $61.09     33,000,000      7,008,746
Michigan                         2         295          17           68.3      $101.89    $69.43     30,700,000      6,401,844
Arizona                          3         444          17           70.8      $ 87.00    $61.02     31,700,000      5,786,736
Colorado                         2         304          17           64.5      $ 94.88    $61.14     30,100,000      5,557,124
Virginia                         2         299          17           76.5      $ 89.28    $68.54     26,200,000      5,501,278
Texas                            3         447          16           68.3      $ 87.59    $60.08     23,500,000      4,778,917
Tennessee                        2         290          17           71.3      $ 84.92    $60.16     20,900,000      4,561,558
New Jersey                       1         146          17           81.0      $117.09    $94.87     21,300,000      4,326,628
Ohio                             2         295          17           66.4      $ 85.26    $56.65     19,100,000      4,072,121
North Carolina                   2         298          17           68.4      $ 82.88    $56.65     16,900,000      3,445,640
Pennsylvania                     1         149          17           72.6      $114.70    $83.26     16,300,000      3,386,908
Kansas                           1         149          17           66.5      $ 97.62    $64.90     14,600,000      3,171,556
Arkansas                         1         149          17           71.9      $ 85.71    $61.62     13,000,000      2,799,583
Oklahoma                         1         149          17           71.5      $ 80.16    $57.33     12,700,000      2,760,428
Indiana                          1         146          18           71.5      $ 87.62    $62.62     12,700,000      2,721,273
Kentucky                         1         146          17           65.2      $ 91.43    $59.59     12,700,000      2,682,118
Washington                       1         149          16           71.5      $100.52    $71.84     13,000,000      2,623,386
Minnesota                        1         146          17           68.7      $ 92.91    $63.79     10,300,000      2,094,793
Oregon                           1         149          16           60.4      $ 76.90    $46.44      7,300,000      1,311,358
Massachusetts                    1         146          17           54.4      $ 91.95    $50.06      5,700,000      1,163,719
South Carolina                   1         146          17           68.2      $ 72.98    $49.80      5,300,000      1,155,073
                               ---       -----         ---           ----      -------    ------   ------------   ------------
TOTALS/WEIGHTED AVERAGES        64       9,443          17           70.3%     $ 98.63    $69.56   $856,500,000   $177,900,000


----------
(1.) Weighted average age, weighted by allocated loan amount per property.

(2.) Weighted average for the trailing 12 months through June 17, 2005, weighted by allocated loan amount per property.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        41             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1345 AVENUE OF THE AMERICAS

Shadow Rating:                   AAA/AAA(1)

Purpose:                         Refinance

Cut-Off Date Balance:            $46,800,000(2)

Loan Per Square Foot:            $271(2)

Interest Rate:                   5.3645%

Maturity Date:                   8/8/2015(3)

Original Term to Maturity:       10 year, 1 month(3)

Amortization:                    97 months(3)

Sponsors:                        Richard L. Fisher, Arnold Fisher, Kenneth
                                 Fisher, Steven Fisher, Estate of M. Anthony
                                 Fisher and National Bulk Carriers Inc.

Property:                        50-story Class A office building containing
                                 approximately 1,896,140 square feet

Location:                        New York, NY

Year Built:                      1969

Occupancy:                       96.2%(4)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) As of the Cut-Off Date. The Cut-Off Date Balance reflects the current balance of the 1345 Avenue of the Americas 1-A2 Note Trust Component of the
     $93,600,000 fully-amortizing portion of the $730,000,000 1345 Avenue of the
     Americas Whole Loan. The Loan Per Square Foot is based on the combined 1345
     Avenue of the Americas 1-A2 Note Trust Component and the 1345 Avenue of the
     Americas Non-trust Pari Passu Components with a combined cut-off balance of
     $513,495,116.

(3.) Maturity Date and Original Term to Maturity above refer to the Expected
     Final Payment Date. Maturity Date and Original Term to Maturity reflect the
     1345 Avenue of the Americas 1-A2 Note Trust Component only. The
     $730,000,000 1345 Avenue of the Americas Whole Loan has an original term of
     241 months and amortizes on a 30-year schedule beginning in Year 3 of the loan, with interest-only payments required for the first two years and the last three years of the loan.

(4.) Based on the rent roll dated June 1, 2005. The mortgaged real property was
     91.2% physically occupied as of the rent roll date.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        42             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1345 AVENUE OF THE AMERICAS (CONT.)

Major Tenants:



                                                 Approx. %                  Lease      Ratings
Tenant                           Square Feet   of Base Rent   Rent PSF    Find Date   S&P/Fitch
------                           -----------   ------------   --------   ----------   ---------

Alliance Capital Mgmt. L.P.(1)     879,211         50.8%        52.53    12/31/2024     A+/A+
Pimco Advisors L.P.(2)             179,441          8.9%        45.00    12/31/2016     NR/NR
Linklaters                         159,199          4.2%        24.20    10/31/2020     NR/NR
Avon Products, Inc.                132,425          6.4%        43.68    10/31/2016      A/A+
Accenture LLP                      117,619          8.5%        64.58     5/31/2019     A+/NR


Appraised Value:                 $1,250,000,000 (as of 6/20/2005)

Cut-Off Date LTV:                41.1%(3)

U/W NCF:                         $71,975,820

Cut-Off Date U/W DSCR:           1.94x(4)(5)

Ownership Interest:              Fee and Leasehold

Reserves:                        Monthly reserves for real estate taxes,
                                 insurance, and capital expenditures will only
                                 be required during a "Trigger Period." A
                                 "Trigger Event" shall occur at any time that
                                 NOI is less than $60,000,000 or upon an event
                                 of default. A "Trigger Period" shall occur upon
                                 the occurrence of a Trigger Event and shall
                                 last until NOI on a trailing 12 month basis is
                                 at least $63,000,000 for the immediately
                                 preceding six consecutive months and no event
                                 of default exists. Upfront reserve in the
                                 amount of $5,000,000 for tenant improvements
                                 and leasing commissions. Additionally, Borrower
                                 will be required to deposit into such reserve
                                 the monthly amount of $1,041,667 during the
                                 last three years of the 1345 Avenue of the
                                 Americas Whole Loan term in the event certain
                                 occupancy and cash flow hurdles, as indicated
                                 in the mortgage loan documentation, have not
                                 been met.

----------
(1.) The tenant subleases the 10th floor to Hearst Publishing and the 45th floor to Banco Bilbao. Alliance Capital Mgmt. L.P. lease permits the landlord to unilaterally extend the maturity date from 12/31/2019 to 12/31/2024 with three years notice to the tenants. This date assumes this option is exercised.

(2.) Pimco Advisors L.P. has subleased the 46th floor and part of the 47th floor to Fortress Investment Group LLC. The credit of the parent company, Allianz
     AG, is AA-/Aa3/A+ by S&P, Moodys, and Fitch respectively.

(3.) Based on the combined 1345 Avenue of the America 1-A2 Note Trust Component
     and the 1345 Avenue of the Americas Non-trust pari passu components with a combined Cut-Off Date Balance of $513,495,116.

(4.) The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the 1345 Avenue of the Americas 1-A2 Note
     Trust Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the 1345 Avenue of the
     Americas Whole Loan. Such monthly payments are comprised of (i) principal payments computed by allocating all principal payments during the first 121 months of the loan term (beginning August 8, 2007) to the 1-A1 Note non-trust component and 1-A2 Note Trust Component and (ii) interest payments computed by applying the 5.3645% coupon to the outstanding principal balance of the 1345 Avenue of the Americas 1-A2 Trust Component
     and the Non-Trust Loan Components (aggregate original balance of
     $466,695,115). The resulting loan constant for the 1345 Avenue of the
     Americas 1-A2 Trust Component and the Non-Trust Loan Components is 7.242%.

(5.) Based on the $730,000,000 1345 Avenue of the Americas Whole Loan, the U/W
     DSCR is 1.47x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        43             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1345 AVENUE OF THE AMERICAS (CONT.)

Lockbox:                         Hard

Prepayment/Yield Maintenance:    Defeasance beginning earlier of (i) July 6,
                                 2008 and (ii) two years after the last
                                 securitization of any portion of the 1345
                                 Avenue of the Americas Whole Loan. During the
                                 five years prior to the maturity date of the
                                 1345 Avenue of the Americas Whole Loan term,
                                 Borrower will have the option to prepay the
                                 loan in full along with payment of a prepayment
                                 fee equal to the lesser of (i) a yield
                                 maintenance payment based on Treasuries "flat"
                                 and (ii) 5% of the outstanding principal
                                 balance in Year 16, 4% of the outstanding
                                 principal balance in Year 17, 3% of the
                                 outstanding principal balance in Year 18, 2% of
                                 the outstanding principal balance in Year 19
                                 and 1% of the outstanding principal balance in
                                 Year 20 (0% during the last 6 months).

Subordinate Debt(1):             $216,504,884 of total non-trust subordinate
                                 financing: $47,392,554 Note 1-B1, $47,392,554
                                 Note 1-B2, $33,333,333 Note 1-C1, $33,333,333
                                 Note 1-C2, $16,666,667 Note 1-C3, $16,666,667
                                 Note 1-C4 and $21,719,777 component B of Note
                                 2, which are co-terminus with the first
                                 mortgage and is subject to an intercreditor
                                 agreement that complies with rating agency
                                 guidelines.

Future Subordinate Financing:    Additional mezzanine debt permitted, provided
                                 that (i) the new lender is a Qualified Lender
                                 (which term is defined in the intercreditor
                                 agreement attached to the Loan Agreement), (ii)
                                 the LTV shall not exceed 75%, (iii) the debt
                                 service coverage ratio is at least 1.10x using
                                 actual cash flow and an 8% loan constant, and
                                 (iv) Lender receives from the new lender an
                                 intercreditor agreement substantially in the
                                 form attached to the loan agreement, which form
                                 will be consistent with then market standards
                                 with reasonably negotiated changes. If any
                                 conditions are not met, rating agency approval
                                 will be required.

----------
(1.) Subordinate Debt is included in the $730,000,000 1345 Avenue of the
     Americas Whole Loan balance. In addition to the Subordinate Debt indicated
     by Note 1-B1, Note 1-B2, Note 1-C1, Note 1-C2, Note 1-C3, Note 1-C4 and
     component B of Note 2, the Note 1-A3, Note 1-A4 and component A of Note 2 do not receive principal payments until the 1345 Avenue of the Americas
     Note 1-A1 non-trust component and the 1345 Avenue of the Americas Note 1-A2
     Trust Component have been paid in full. In the event of default, Note 1-A1,
     Note 1-A2, Note 1-A3, Note 1-A4 and component A of Note 2 receive all principal payments pro rata and pari passu until they have been paid in full.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        44             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA

Shadow Rating:                   AAA/AAA(1)

Purpose:                         Refinance

Cut-Off Date Balance:            $19,350,000(2)

Loan Per Square Foot:            $219(2)

Interest Rate:                   5.3911%

Maturity Date:                   9/8/2015(3)

Original Term to Maturity:       10 years, 1 month(3)

Amortization:                    91 months(3)

Sponsors:                        Richard L. Fisher, Arnold Fisher, Kenneth
                                 Fisher, Steven Fisher, Lester Fisher, and
                                 Estate of M. Anthony Fisher

Property:                        44 story Class A office building containing
                                 approximately 1,137,452 square feet

Location:                        New York, NY

Year Built:                      1981

Occupancy:                       99.9%(4)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) As of the Cut-Off Date. The balance reflects the current balance of the
     1-A2 Trust component of the $38,700,000 fully amortizing portion of the
     $251,000,000 Park Avenue Plaza Whole Loan. The Loan per square foot is based on the combined Park Avenue Plaza 1-A2 Note Trust Component and the
     Park Avenue Plaza Non-trust Pari Passu Components with a combined Cut-Off
     Date Balance of $248,819,274.

(3.) Maturity Date and Original Term to Maturity above refers to the Expected
     Final Payment Date. Maturity Date and Original Term to Maturity reflect the
     Park Avenue Plaza 1-A2 Note Trust Component only. The $251,000,00 Park
     Avenue Plaza Whole Loan has an original term of 241 months and amortizes on a 30-year schedule beginning in month 31 of the loan, with interest only for the first 30 months and the last three years of the loan.

(4.) Based on the rent roll dated June 1, 2005.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        45             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA (CONT.)

Major Tenants:



                                        Approx. %                 Lease       Ratings
Tenant                  Square Feet   of Base Rent   Rent PSF    End Date    S&P/Fitch
------                  -----------   ------------   --------   ----------   ---------

McKinsey & Company(1)     356,514        33.38%       $53.10    07/31/2017     NR/NR
Aon Corporation(2)        272,080        26.74%       $55.74    04/01/2023   BBB+/BBB+
Swiss Reinsurance(3)      181,638        13.45%       $42.00    10/31/2012    AA/AA+
ABN AMRO Bank             133,663         9.28%       $39.39    04/30/2023     NR/NR
UFJ Bank Limited(4)        90,528         8.42%       $52.76    06/01/2015     A/A-


Appraised Value:                 $580,000,000 (as of 7/1/2005)

Cut-Off Date LTV:                42.9%(5)

U/W NCF:                         $33,128,770(6)

Cut-Off Date U/W DSCR:           1.86x(6)(7)

Ownership Interest:              Fee

----------
(1.) 296,706 square feet of the McKinsey and Company lease expires in July 2017.
     59,808 square feet on the 23rd and 29th floors expire in April 2007. In the event McKinsey does not renew the space, it maintains an option that must be exercised by October 31, 2010 to lease the 29,914 sf on the 23rd floor by May 1, 2012. In addition Aon has an option to lease the 29th floor in the event that Swiss Re exercises its option to lease the 38th floor on
     August 1, 2007.

(2.) Aon leases the 30th floor from landlord through April 2023. The UW base rent for this floor reflects the base rent as of 5/1/07 when Aon is responsible for the entire rental payment. From 5/1/05 through 4/30/07 Aon is responsible for $1,506,795 and McKinsey pays an additional $316,253 of base rent (base rent through 4/30/07 is $1,823,048).

(3.) Swiss Reinsurance has the option to terminate its lease in October 2007 for space they had remaining on a prior lease with written notice by May 2006 and payment of a termination fee equal to $4.4 million ($24 PSF). Swiss Re subleases the 43rd floor to Evercorp.

(4.) UFJ has notified the landlord of its intention to sublease its space.

(5.) Calculated based on the combined Park Avenue Plaza Note 1-A2 Trust
     Component and the Park Avenue Plaza non-trust pari passu components (Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2), with an aggregate cut-off date balance of $248,819,274. Based on the $251,000,000 Park Avenue
     Plaza Whole Loan, the Cut-Off Date LTV is 43.3%.

(6.) The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the Park Avenue Plaza Note 1-A2 Trust
     Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the Park Avenue Plaza Whole Loan. Such monthly payments are comprised of (i) principal payments computed by allocating all principal payments during the first 121 months of the loan term (beginning March 8, 2008) to the 1-A1 Note non-trust component and
     1-A2 Note Trust Component and (ii) interest payments computed by applying the 5.3911% coupon to the outstanding principal balance of the Park Avenue
     Plaza Note 1-A2 Trust Component and the non-trust pari passu components
     (aggregate original balance of $248,819,274). The resulting loan constant for the Park Avenue Plaza A Notes is 7.144%.

(7.) Based on the $251,000,000 Park Avenue Plaza Whole Loan, the U/W DSCR is
     1.85x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        46             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA (CONT.)

Reserves:                        Monthly reserves for real estate taxes,
                                 insurance, and capital expenditures will only
                                 be required during a "Trigger Period." A
                                 "Trigger Event" shall occur at any time that
                                 NOI is less than $25,000,000 or upon, an event
                                 of default. A "Trigger Period" shall occur upon
                                 the occurrence of a Trigger Event and shall
                                 last until NOI is at least $26,500,000 for the
                                 immediately preceding six consecutive months
                                 and no event of default exists. Upfront reserve
                                 in the amount of $3,500,000 for tenant
                                 improvements and leasing commissions, with
                                 springing ongoing reserves. Additionally, in
                                 the event that certain cash flow hurdles have
                                 not been met, the Borrower will be required to
                                 deposit into such reserve account $620,000 each
                                 month during the last three years of the Loan
                                 term, which amounts may be used for rollover
                                 costs during such period. If Swiss Re exercises
                                 it termination option in October 2007 (upon 18
                                 months notice) the Borrower will be required to
                                 deposit into an escrow fund a termination fee
                                 and a monthly reserve up to a maximum amount of
                                 $7,265,520, as indicated in the mortgage loan
                                 documentation.

Lockbox:                         Hard

Prepayment/Yield Maintenance:    Defeasance beginning the earlier of (i) July
                                 25, 2008 and (ii) two years after the last
                                 securitization of any portion of the Park
                                 Avenue Plaza Whole Loan. During the 11th
                                 through the 15th years of the Park Avenue Plaza
                                 Whole Loan term, the Loan will be pre-payable
                                 in full with the payment of a yield maintenance
                                 premium. Additionally, during the final five
                                 years of the Park Avenue Plaza Whole Loan term,
                                 Borrower will have the option to prepay the
                                 loan in full, with payment of a prepayment fee
                                 equal to the lesser of (i) a yield maintenance
                                 payment and (ii) 3% of the outstanding
                                 principal balance in Year 16, 3% of the
                                 outstanding principal balance in Year 17, 3% of
                                 the outstanding principal balance in Year 18,
                                 2% of the outstanding principal balance in Year
                                 19 and 1% of the outstanding principal balance
                                 in Year 20 (0% during the last 6 months).

Subordinate Debt(1):             $576,768 Note 1-B1, $576,768 Note 1-B2 and
                                 $1,027,191 component B of Note 2. Additionally,
                                 $85,000,000 mezzanine financing which is
                                 co-terminus with the first mortgage and is
                                 subject to an intercreditor agreement that
                                 complies with rating agency guidelines.

Future Subordinate Financing:    Additional mezzanine financing is permitted,
                                 provided that (i) the new lender is a Qualified
                                 Lender, as described in the mortgage loan
                                 documentation, (ii) the LTV shall not exceed
                                 75%, (iii) the combined debt service coverage
                                 ratio (i.e., based on the Whole Loan plus the
                                 mezzanine loan) is at least 1.10x using an 8%
                                 loan constant, and (iv) Lender receives from
                                 the new lender an acceptable intercreditor
                                 agreement.

----------
(1.) In addition to the Subordinate Debt indicated by Note 1-B1, Note 1-B2 and component B of Note 2 and the mezzanine debt, Note 1-A3, Note 1-A4 and component A of Note 2 do not receive principal payments until the Park
     Avenue Note 1-A1 non-trust component and the Park Avenue Plaza Note 1-A2
     Trust Component have been paid in full. In the event of default, the Note
     1-A1, Note 1-A2, Note 1- A3, Note 1-A4 and component A of Note 2 receive all principal payments pro rata and pari passu until they have been paid in full.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        47             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS



----------------------------------------------------------------------------------------------------------
                 OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
----------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF INITIAL               CUT-OFF
                                                   CUT-OFF DATE      MORTGAGE POOL        U/W       DATE
NAME                               PROPERTY TYPE      BALANCE           BALANCE         DSCR(1)    LTV(2)
----------------------------------------------------------------------------------------------------------

500 West Madison Street (A Note)      Office       $220,000,000           9.3%         1.26x(3)   59.5%(3)
----------------------------------------------------------------------------------------------------------
U-Store-It Portfolio IV            Self Storage    $ 80,000,000           3.4          1.60       67.4
----------------------------------------------------------------------------------------------------------
270 Corporate Center                  Office       $ 74,000,000           3.1          1.20       79.1
----------------------------------------------------------------------------------------------------------
Magnolia Mall                      Regional Mall   $ 65,935,190           2.8          1.24       79.9
----------------------------------------------------------------------------------------------------------
La Playa Beach and Golf Resort         Hotel       $ 62,430,875           2.6          1.64       63.7
----------------------------------------------------------------------------------------------------------
424 West 33rd Street                  Office       $ 53,849,117           2.3          1.30       76.9
----------------------------------------------------------------------------------------------------------
TAG Portfolio                         Office       $ 53,400,000           2.3          1.37       75.5
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 --         $609,615,181          25.8%         1.35X      68.5%
----------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on U/W NCF, and debt service constant or interest rate, as applicable.
(2.) Calculated based on Cut-Off Date Balance and the related or estimated appraised value.
(3.) Based on 500 West Madison Street Mortgage Loan Combination (excluding the
     500 West Madison Street Non-Trust Loan).

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        48             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET

Purpose:                         Refinance

Cut-Off Date Balance (A Note
   Only):                        $220,000,000(1)

Loan Per Square Foot:            $151(1)

Weighted Average Interest        5.7320%(2)
   Rate:

Maturity Date:                   June 11, 2015

Original Term to Maturity:       10 years

Amortization:                    Interest Only

Sponsors:                        GE Pension Trust and Estein & Associates USA
                                 Ltd.

Property:                        Class A, 40-story office building aggregating
                                 1,457,470 square feet with 55-space executive
                                 parking garage. The ground floor is comprised
                                 of retail space.

Property Manager:                MB Real Estate Services LLC

Location:                        Chicago, IL

Year Built:                      1987 (renovated 2000-2005)

Occupancy:                       67.9% (as of 6/1/2005)

----------
(1.) Based on the 500 West Madison Street Mortgage Loan and does not reflect the
     500 West Madison Street Non-Trust Loan.

(2.) The weighted average interest rate for the entire 500 West Madison Street
     Mortgage Loan Combination is 5.7320%. The interest rate on the 500 West
     Madison Street Mortgage Loan may be different, and possibly lower, than that weighted average rate.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        49             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET (CONT.)

Major Tenants(1):



                                                Approx. % of                                     Ratings
Tenant                            Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
------                            -----------   ------------   -----------   --------------   ------------

Citicorp North America, Inc.(5)     233,314         21.2%         $22.33      12/31/2012         AA-/AA+
GSA(6)                               76,209         11.0%         $35.44       6/25/2006           NR
Bowne & Co. (7)                      72,513          6.4%         $21.85       1/31/2017(8)       B+/NR
SSA Global Technologies, Inc.        75,781          4.3%         $14.07       3/31/2016(8)        NR
Bollinger, Ruberry & Garvey          61,521          3.9%         $15.61      12/31/2015           NR


Rollover Schedule:



                  APPROXIMATE                   CUMULATIVE %    APPROXIMATE       AS % OF     CUMULATIVE % OF
                    EXPIRING    AS % OF TOTAL     OF TOTAL     EXPIRING BASE    TOTAL BASE       TOTAL BASE
      YEAR        SQUARE FEET    SQUARE FEET     SQUARE FEET    REVENUES (2)   REVENUES (2)     REVENUES (2)
---------------   -----------   -------------   ------------   -------------   ------------   ---------------

      2005(9)          5,650          0.4%           0.4%       $   162,366         0.7%             0.7%
      2006            89,636          6.2            6.5%         3,071,286        12.5             13.1
      2007            54,589          3.7           10.3%         2,079,223         8.4             21.6
      2008            88,568          6.1           16.4%         2,854,920        11.6             33.2
      2009            18,881          1.3           17.7%           614,367         2.5             35.7
      2010            24,882          1.7           19.4%           559,311         2.3             37.9
      2011               253          0.0           19.4%            73,000         0.3             38.2
      2012           238,766         16.4           35.8%         5,321,939        21.6             59.8
      2013            32,977          2.3           38.0%           730,020         3.0             62.8
      2014            99,758          6.8           44.9%         2,245,516         9.1             71.9
2015 and beyond      335,758         23.0           67.9%         6,913,454        28.1            100.0%
     Vacant          467,752         32.1          100.0%                --          --               --
----------------   ---------        -----          -----        -----------       -----            -----
      TOTAL        1,457,470        100.0%                      $24,625,402       100.0%


----------
(1.) Ranked by approximate percentage of total in-place underwritten base rent.

(2.) The percentages of total base rents are based on in-place underwritten base rental revenue, giving full credit for any rent abatements.

(3.) Reflects the average underwritten in-place base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Citicorp North America, Inc., has two, 5-year renewal options and a one-time option to terminate their lease on December 31, 2007. If Citicorp
     North America, Inc., does not terminate its space, their rent will be adjusted to 95% of the then fair market rent. Citicorp North America, Inc subleases approximately 82,418 square feet.

(6.) The GSA (U.S. General Services Administration) space consists of three leases for space occupied by three government agencies, the Department of
     Justice (DOJ) with 12,697 square feet expiring on June 30, 2006, the Small
     Business Administration with 27,746 square feet all of which expires April
     30, 2006 except for 1,765 square feet expiring May 31, 2006, and the Equal
     Employment Opportunity Commission (EEOC) with 35,766 square feet expiring
     June 25, 2006. The GSA leases include the right to terminate the EEOC and
     DOJ leases at any time. In addition, there may be other circumstances under which a government agency tenant may, without penalty, terminate it's lease, which may include the cessation of such agency's operations.

(7.) Bowne & Co. subleases 35,861 square feet of its space.

(8.) SSA Global Technologies, Inc., and Bowne & Co. leases each provide for one,
     5-year renewal option.

(9.) Includes any month-to-month tenants.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        50             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET (CONT.)

Appraised Value:         $370,000,000 (as of 5/3/2005)

Cut-Off Date LTV:        59.5%(1)

U/W NCF:                 $16,149,105(2)

Cut-Off Date U/W DSCR:   1.26x(3)

Ownership Interest:      Fee

Reserves:                Upfront deposits for TI/LC reserve of $27,269,029
                         ($25,000,000 for the rollover reserve and $2,269,029
                         for unfunded tenant obligations) into a leasing reserve
                         account and upfront debt service reserve of $5,000,000
                         that will be used to cover any debt service shortfalls
                         caused by either a reduction in rent or termination of
                         space by Citicorp North America, Inc. If, on or after
                         January 1, 2008, any two consecutive quarters the DSCR
                         is equal to or in excess of 1.05x for any two
                         consecutive quarters, lender may transfer all available
                         funds in the debt service reserve account to the
                         leasing reserve account. Springing reserves for taxes,
                         insurance and capital expenditures upon event of
                         default. Lease termination reserve for any termination
                         payment of $50,000 or greater.

Lockbox:                 Hard

Prepayment/Defeasance:   Defeasance or Yield Maintenance beginning on the
                         earlier of (i) the third anniversary of the closing
                         date or (ii) two years after the 500 West Madison
                         Street Loan and the 500 West Madison Street Non-Trust
                         Loan have been securitized. Prepayment without penalty
                         permitted six months prior to Maturity Date.

Partial Release:         None

B Note:                  $25,000,000 500 West Madison Street Non-Trust Loan,
                         which will not be included in the LB-UBS 2005-C5 Trust.

----------
(1.) Based solely on the Cut-off Date Balance of 500 West Madison Street
     Mortgage Loan, without regard to the 500 West Madison Street Non-Trust
     Loan. The Cut-off Date LTV of the entire 500 West Madison Street Loan
     Combination is 66.2%.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $25,900,520.

(3.) Calculated based on in-place U/W NCF DSCR based on a weighted average interest rate of 5.7320% calculated on an actual/360 day basis. Based on in-place U/W NCF and interest-only payments for the entire 500 West Madison
     Street Loan Combination. DSCR for the 500 West Madison Street Mortgage Loan
     and does not take into account the 500 West Madison Street Non-Trust Loan
     .U/W NCF DSCR based on projected underwritten net cashflow for the entire
     500 West Madison Street Loan Combination is 1.82x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        51             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO IV

Purpose:                         Refinance

Cut-Off Date Balance:            $80,000,000

Loan Per Square Foot:            $54

Interest Rate:                   5.1300%

Maturity Date:                   August 11, 2012

Original Term to Maturity:       7 years

Amortization:                    30 years(1)

Sponsor:                         U-Store-It Trust

Property:                        Portfolio of 24 self-storage facilities with an
                                 aggregate of 13,158 units containing
                                 approximately 1,469,753 square feet.

Property Manager:                YSI Management LLC, an affiliate of the
                                 borrower

Location:                        Florida (5), Connecticut (8), California (3),
                                 Illinois (3), Maryland (1), Tennessee (1), Ohio
                                 (2) and Mississippi (1)

Year Built:                      1955 - 2003, Renovated 1997 - 2001, 2003

Occupancy:                       86.9%(2) (as of 4/30/2005)

----------
(1.) Interest only during first two years.

(2.) Weighted average based on allocated loan amounts and square footage.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        52             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO IV (CONT.)

Appraised Value:                 $118,750,000(1) (as of 6/17/2005 through
                                 7/5/2005)

Cut-Off Date LTV:                67.4%

U/W NCF:                         $8,384,665(2)

Cut-Off Date U/W DSCR:           1.60x(3)

Ownership Interest:              Fee

Reserves:                        Ongoing for taxes and ongoing for replacement
                                 reserves at (a) $18,370 per month or (b)
                                 following the release or substitution of a
                                 property, an amount based on $0.15 per square
                                 foot per annum times aggregate square footage
                                 of remaining improvements after release or
                                 substitution. Insurance reserves not required
                                 so long as the properties are covered under the
                                 sponsor's blanket insurance policy.

Lockbox:                         Springing Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to Maturity Date.

Release of Properties:           Yes

Substitution of Properties:      Permitted up to 33.3% of the original principal
                                 amount

----------
(1.) Aggregate of the appraised values for the 24 properties securing the loan.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow of $8,695,543 is based on an assumption of an increase in the rental rate and occupancy rate per the borrower's budget for 2005.

(3.) Calculated based on in-place underwritten net cashflow and annual debt constant of 6.5375% commencing year three. Underwritten DSCR based on projected underwritten net cashflow is 1.66x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        53             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

270 CORPORATE CENTER

Purpose:                         Refinance

Cut-Off Date Balance:            $74,000,000

Loan Per Square Foot:            $165

Interest Rate:                   5.09%

Maturity Date:                   7/11/2015

Original Term to Maturity:       9 years, 11 months

Amortization:                    Interest Only for the first three years and 11
                                 months, 30-year amortization thereafter

Sponsors:                        T. Richard Butera and Mark C. Matan

Property:                        Four Class A office buildings containing
                                 approximately 449,443 square feet

Location:                        Germantown, MD

Year Built:                      1986, 1987, 1991, 1995

Occupancy:                       95.8% (as of 5/20/2005)



                                                       Approx. %                  Lease       Ratings
Tenant                                 Square Feet   of Base Rent   Rent PSF    End Date    (S&P/Fitch)
------                                 -----------   ------------   --------   ----------   -----------

General Services Administration
   (U.S. Dept. of Energy)                85,804         15.8%        $16.63    11/30/2009      NR/NR
Science Applications International
   Corporation ("SAIC")                  51,137         13.6%        $24.04    5/31/2007       A-/NR
Telogy Networks, Inc.(1)                 38,930          9.0%        $20.83    12/31/2009      NR/NR
Digital Receiver Technology, Inc.(2)     33,155          8.4%        $23.07    12/31/2009      NR/NR


----------
(1.) Telogy Networks, Inc. leases two spaces at different rental rates. The Rent
     PSF indicated represents the total base rent divided by the combined Square
     Feet. Telogy Networks, Inc. subleases their space to Digital Receiver
     Technology, Inc.

(2.) In addition to the space subleased from Telogy Networks, Inc., Digital
     Receiver Technology, Inc. leases 33,155 square feet directly (suites 400A,
     220 and 300). Digital Receiver Technology, Inc. thus occupies space aggregating 72,085 square feet at the mortgaged real property. Included in the 33,155 square feet that Digital Receiver Technology, Inc. leases directly, are multiple spaces that the tenant leases at different rental rates. The Rent PSF indicated represents the total base rent divided by the combined Square Feet.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        54             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

270 CORPORATE CENTER (CONT.)

Appraised Value:                 $93,500,000 (as of 6/18/2005)

Cut-Off Date LTV:                79.1%

U/W NCF:                         $5,755,458

Cut-Off Date U/W DSCR:           1.20x

Ownership Interest:              Fee

Reserves:                        Monthly reserves for real estate taxes,
                                 insurance, tenant improvements and leasing
                                 commissions, and capital expenditures.
                                 Additionally, the amount of $42,633 will be
                                 swept from excess cash flow and deposited into
                                 the TI/LC reserve account on a monthly basis.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to Maturity Date.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        55             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL

Purpose:                         Refinance

Cut-Off Date Balance:            $65,935,190

Loan Per Square Foot:            $117(1)

Interest Rate:                   5.330% per annum

Maturity Date:                   7/11/2015

Original Term to Maturity:       10 years

Amortization:                    30 years

Sponsor:                         Pennsylvania Real Estate Investment Trust

Property:                        One-level regional shopping mall with
                                 564,824(2) gross leasable area containing
                                 approximately 3,140 parking spaces.

Property Manager:                PREIT Services LLC, an affiliate of the
                                 borrower

Location:                        Florence, SC

Year Built:                      1979 - 2002; renovated 2003

Overall Occupancy:               93.9% (as of 5/2/2005)

In-Line Occupancy:               83.1% (as of 5/2/2005)

Anchor Sales:                    Belk Department Store ($201 psf), JCPenney
                                 ($159 psf), Sears ($157 psf) (as of 12/31/2004)

In-Line Sales/SF:                $309(3)

In-Line Cost of Occupancy:       12.2%(3)

----------
(1.) Based on gross leasable area of the entire mall including anchors and outparcel pads and related outparcel improvements which may not be part of the collateral.

(2.) Reflects gross leasable area of the entire mall including anchors and outparcel pads and related outparcel improvements which may not be part of the collateral. The collateral square footage is 554,217 square feet.

(3.) In-line sales psf and in-line cost of occupancy percentage are based on the figures of comparable in-line tenants for the twelve months ending December
     31, 2004.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        56             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL (CONT.)



Major Tenants:

                                     Approx.     Approx. % Total      Lease        Ratings
Tenant(1)                          Square Feet     Square Feet      End Date    S&P/Fitch(2)
---------                          -----------   ---------------   ----------   ------------

ANCHORS
Belk Department Store                115,793          20.5%         1/31/2011        NR
JCPenney                             104,107          18.4%         3/31/2007      BB+/BB+
Sears                                 91,164          16.1%        10/16/2009      BB+/BB
                                     -------          ----
TOTAL ANCHOR STORES                  311,064          55.1%

JUNIOR ANCHOR
Best Buy                              32,054           5.7%         1/31/2013      BBB/BBB

OTHER RETAIL AND IN-LINE TENANTS
NY & Co.                               9,682           1.7%         9/30/2005        NR
FootAction USA                         9,569           1.7%         1/31/2009        NR
Limited Express                        7,239           1.3%         1/31/2012      BBB/NR
Charlotte Russe                        6,348           1.1%         7/31/2014        NR
Gap                                    6,322           1.1%         6/30/2006     BBB-/BBB-
                                      ------          ----
TOTAL                                 39,160           6.9%


----------
(1.) Ranked by square footage.

(2.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        57             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL (CONT.)

Rollover Schedule(1):



                  APPROXIMATE EXPIRING   AS % OF TOTAL   CUMULATIVE % OF TOTAL   APPROXIMATE EXPIRING
      YEAR             SQUARE FEET        SQUARE FEET         SQUARE FEET            BASE REVENUES
---------------   --------------------   -------------   ---------------------   --------------------

      2005                17,071               8.4%               8.4%                $  461,963
      2006                14,985               7.4               15.8%                   348,726
      2007                23,030              11.4               27.2%                   574,738
      2008                10,052               5.0               32.1%                   284,361
      2009                11,832               5.8               38.0%                   263,772
      2010                17,833               8.8               46.8%                   535,060
      2011                   216               0.1               46.9%                    25,000
      2012                19,696               9.7               56.6%                   426,319
      2013                32,444              16.0               72.6%                   979,460
      2014                12,187               6.0               78.6%                   243,580
2015 and beyond            9,129               4.5               83.1%                   207,562
     Vacant               34,305              16.9              100.0%                        --
----------------         -------             -----              -----                 ----------
     TOTAL               202,780             100.0%                                   $4,350,541

                  AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
      YEAR             REVENUES             BASE REVENUES
---------------   ------------------   ---------------------

      2005               10.6%                  10.6%
      2006                8.0                   18.6%
      2007               13.2                   31.8%
      2008                6.5                   38.4%
      2009                6.1                   44.4%
      2010               12.3                   56.7%
      2011                0.6                   57.3%
      2012                9.8                   67.1%
      2013               22.5                   89.6%
      2014                5.6                   95.2%
2015 and beyond           4.8                  100.0%
     Vacant                --                     --
----------------        -----                  -----
     TOTAL              100.0%


Appraised Value:                 $82,517,000 (as of 4/8/2005)

Cut-Off Date LTV:                79.9%

U/W NCF:                         $5,488,672

U/W NCF DSCR:                    1.24x

Ownership Interest:              Fee

Reserves:                        Tax and insurance (not required if insurance is
                                 provided under borrower's blanket insurance
                                 policy), replacement reserve and TI/LC reserve
                                 (not required if balance in leasing reserve
                                 account exceeds $840,000).

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance permitted beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to maturity date

----------
(1.) Rollover schedule for in-line space only. Based on May 2, 2005 borrower rent roll.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        58             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LA PLAYA BEACH AND GOLF RESORT

Purpose:                     Refinance

Cut-Off Date Balance:        $62,430,875

Loan Per Room:               $330,322

Interest Rate:               5.490% per annum

Maturity Date:               7/11/2015

Original Term to Maturity:   10 years

Amortization:                28 years

Sponsors:                    Collier Family Trust, Colee Family Trust and Noble
                             House Properties

Property:                    The La Playa Beach and Golf Resort property
                             consists of a full service hotel featuring 189
                             rooms, a gourmet restaurant, 11,665 sf meeting
                             space, 4 swimming pools, a spa and fitness center,
                             and use of the championship golf course (although
                             the golf course is not part of the mortgaged
                             property securing this Loan).

Property Manager:            Westgroup Naples, L.P., an affiliate of the
                             borrower

Location:                    Naples, FL

Year Built:                  1962, 1985, 1989, 2001; renovated 2001 - 2002

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        59             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LA PLAYA BEACH AND GOLF RESORT (CONT.)

Occupancy:                   66.2%(1) (TTM ending 3/31/2005)

ADR:                         $263.31(1) (TTM ending 3/31/2005)

RevPAR:                      $174.35(1) (TTM ending 3/31/2005)

Appraised Value:             $98,000,000(1) (as of 5/5/2005)

Cut-off Date LTV:            63.7%

U/W NCF:                     $7,169,635

U/W NCF DSCR:                1.64x

Ownership Interest:          Fee

Reserves:                    Ongoing taxes, insurance, capital repairs and
                             replacements (including FF&E). The monthly
                             replacement account deposit has a floor of $91,609.

Lockbox:                     Springing Soft

Prepayment/Defeasance:       Defeasance permitted beginning June 28, 2009.
                             Prepayment without penalty permitted four months
                             prior to Maturity Date.

----------
(1.) Average Occupancy, ADR and RevPar are for the trailing 12 month period ending 3/31/2005. Appraisal estimates the stability value will be
     $109,000,000 on or about June 1, 2008.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        60             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET

Purpose:                     Refinance

Cut-Off Date Balance:        $53,849,117

Loan Per Square Foot:        $271

Interest Rate:               5.800% per annum

Maturity Date:               5/11/2014

Original Term to Maturity:   9 years

Amortization:                30 years

Sponsor:                     W. James Tozer, Jr. and Raju L. Shah

Property:                    A 13 story pre-war office building with penthouse
                             and basement containing 198,428 square feet of net
                             rentable area. Includes 9,524 square feet of ground
                             floor retail and 10,820 square feet of basement
                             space.

Property Manager:            Newmark & Company Real Estate, Inc.

Location:                    New York, NY

Year Built:                  1913; Renovated 2002

Occupancy:                   98.2% (as of 5/25/2005)

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        61             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET (CONT.)

Major Tenants:



                                                 Approx.     Approx. % of                                     Ratings
Tenant(1)                                      Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
---------                                      -----------   ------------   -----------   --------------   ------------

Planned Parenthood                               103,071         58.7%         $35.10        2/28/2022          NR
Hionis New York Flower Market                      7,752          3.5%         $27.86       11/30/2018          NR
John Robert Powers                                 5,672          3.4%         $36.41       11/12/2009          NR
Rosemont Press                                    15,000          2.8%         $11.43        3/31/2007          NR
Future Information Research Management, Inc.       5,464          2.5%         $28.33        1/31/2008          NR


Rollover Schedule:



                  APPROXIMATE                    CUMULATIVE      APPROXIMATE                            CUMULATIVE
                    EXPIRING    AS % OF TOTAL    % OF TOTAL       EXPIRING         AS % OF TOTAL        % OF TOTAL
      YEAR        SQUARE FEET    SQUARE FEET    SQUARE FEET   BASE REVENUES(5)   BASE REVENUES(5)    BASE REVENUES(5)
---------------   -----------   -------------   -----------   ----------------   ----------------   -----------------

      2005                0          0.0%            0.0%        $        0             0.0%                0.0%
      2006            6,049          3.0             3.0%           171,892             2.9                 2.9%
      2007           27,767         14.0            17.0%           509,730             8.5                11.4%
      2008           20,378         10.3            27.3%           705,078            11.7                23.1%
      2009           20,009         10.1            37.4%           597,402             9.9                33.0%
      2010            8,064          4.1            41.5%           133,352             2.2                35.3%
      2011                0          0.0            41.5%                 0             0.0                35.3%
      2012            1,772          0.9            42.4%            53,160             0.9                36.1%
      2013                0          0.0            42.4%                 0             0.0                36.1%
      2014                0          0.0            42.4%                 0             0.0                36.1%
2015 and beyond     110,823         55.9            98.2%         3,833,921            63.9               100.0%
     Vacant           3,566          1.8           100.0%                --              --                  --
---------------     -------         -----          -----         ----------           -----               -----
     TOTAL          198,428         100.0%                       $6,004,534           100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) The percentages of total base rents are based on underwritten base rental revenues.

(3.) Reflects underwritten base rent.

(4.) NR means not rated.

(5.) Based on underwritten base rental revenues.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        62             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET (CONT.)

Appraised Value:         $70,000,000 (as of 3/1/2005)

Cut-Off Date LTV:        76.9%

U/W NCF:                 $4,936,637

U/W NCF DSCR:            1.30x

Ownership Interest:      Fee

Reserves:                Ongoing for TILC(1), taxes, insurance(2) and
                         replacement reserve.

Lockbox:                 Hard

Prepayment/Defeasance:   Prepayment with yield maintenance permitted after May
                         9, 2009. Prepayment without penalty permitted three
                         months prior to scheduled maturity date.

Partial Release:         Yes

Purchase Option:         Yes

----------
(1.) The 424 West 33rd Street Borrower is required to make monthly escrow deposits of $8,333 into a leasing reserve account. In addition, the 424
     West 33 Street Borrower is required to deposit certain termination payments paid by tenants (other than termination payments of less than $50,000 made with respect to leases accounting for less than a specified square footage and percentage of rental income) into the leasing reserve account.

(2.) The 424 West 33rd Borrower is required to make monthly deposits into a tax and insurance reserve account in an amount equal to one-twelfth of the real estate taxes and insurance premiums payable during the next ensuing 12 months. Notwithstanding the foregoing, monthly insurance escrows shall not be required as long as the insurance coverage is provided under blanket insurance policies and there is on deposit in the tax and insurance account, in addition to amounts required for the payment of taxes, an amount equal to 25% of the annual premiums under the blanket policy that are allocable to the property, as reasonably determined by the lender.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        63             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO

Purpose:                      Acquisition

Cut-Off Date Balance:         $53,400,000

Loan Per Square Foot:         $132

Interest Rate:                5.335% per annum

Maturity Date:                8/11/2011

Original Term to Maturity:    6 years

Amortization:                 Interest Only

Sponsor:                      Alter Asset Management, L.L.C. and Heitman Capital
                              Management

Property:                     Portfolio of two properties consisting of three
                              Class A office buildings with an aggregate of
                              404,524 net rentable square feet.

Property Manager:             Alter Asset Management, L.L.C.

Location:                     Downers Grove, IL (Corridors I & Corridors II);
                              Dulles, VA (Loudoun II)

Year Built:                   1998, 1999 (Corridors I & Corridors II); 2000
                              (Loudoun II)

Occupancy:                    87.4%(1) (as of 7/28/2005)

----------
(1.) Weighted average based on allocated loan amounts.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        64             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO (CONT.)

Major Tenants:



                                         Approx.     Approx. % of                                     Ratings
Tenant(1)                              Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
---------                              -----------   ------------   -----------   --------------   ------------

American InterContinental University     116,345         31.2%         $15.68       12/31/2014          NR
MCI WorldCom Communications               87,685         21.3%         $14.20        2/29/2008         B+/B
Lucent Technologies(5)                    33,638         10.3%         $17.88        8/31/2006          B/B
Alcatel USA Sourcing, L.P.                19,911          7.8%         $22.94        9/30/2010         BB/BB
Finance America                           30,851          7.7%         $14.50        9/14/2013          NR


Rollover Schedule:



                  APPROXIMATE                    CUMULATIVE      APPROXIMATE                           CUMULATIVE
                    EXPIRING    AS % OF TOTAL    % OF TOTAL       EXPIRING         AS % OF TOTAL       % OF TOTAL
      YEAR        SQUARE FEET    SQUARE FEET    SQUARE FEET   BASE REVENUES(6)   BASE REVENUES(6)   BASE REVENUES(6)
---------------   -----------    -----------    -----------   ----------------   ----------------   ----------------

     2005                 0           0.0%           0.0%        $        0              0.0%              0.0%
     2006            33,638           8.3            8.3%           601,447             10.3              10.3%
     2007            11,730           2.9           11.2%           203,131              3.5              13.8%
     2008            95,836          23.7           34.9%         1,370,245             23.5              37.2%
     2009            18,726           4.6           39.5%           313,391              5.4              42.6%
     2010            32,001           7.9           47.4%           733,412             12.5              55.2%
     2011             6,075           1.5           48.9%           153,740              2.6              57.8%
     2012             8,310           2.1           51.0%           193,208              3.3              61.1%
     2013            30,851           7.6           58.6%           447,340              7.7              68.8%
     2014           116,345          28.8           87.4%         1,823,894             31.2             100.0%
2015 and beyond           0           0.0           87.4%                 0              0.0             100.0%
     Vacant          51,012          12.6          100.0%                --               --                --
                    -------         -----          -----         ----------            -----             -----
     TOTAL          404,524         100.0%                       $5,839,806            100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) The percentages of total base rents are based on underwritten base rental revenues.

(3.) Reflects U/W base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Lucent Technologies has subleased its entire space to Accredited Home
     Lenders.

(6.) Based on underwritten base rental revenues.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        65             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO (CONT.)

Appraised Value:                 $70,700,000 (as of 5/13/2005 - 5/20/2005)

Cut-Off Date LTV:                75.5%

U/W NCF:                         $3,966,699

U/W NCF DSCR:                    1.37x

Ownership Interest:              Fee

Reserves:                        Ongoing for taxes, capital expenditures and
                                 TI/LCs. Upfront reserves aggregating $2,386,625
                                 for tenant related matters.

Lockbox:                         Hard

Prepayment/Yield Maintenance:    Yield Maintenance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to maturity date.

Partial Release:                 Yes

Purchase Option:                 Yes

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        66             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS



---------------------------------------------------------------------------------------------------------------------------------
                                                   TOP TEN LOAN CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERCENT OF             CUT-OFF
                                                           NUMBER OF   CUT-OFF DATE      INITIAL       U/W       DATE      S&P/
NAME                                       PROPERTY TYPE  PROPERTIES      BALANCE     MORTGAGE POOL  DSCR(1)    LTV(2)   FITCH(3)
---------------------------------------------------------------------------------------------------------------------------------

200 Park Avenue (A2 Note)                      Office          1      $  285,131,898      12.1%      1.65x(4)  45.9%(4)    A-/A-
---------------------------------------------------------------------------------------------------------------------------------
Providence Place                           Regional Mall       1         273,600,000      11.6       1.69      51.8      BBB+/BBB
---------------------------------------------------------------------------------------------------------------------------------
500 West Madison Street (A Note)               Office          1         220,000,000       9.3       1.26(5)   59.5(5)      NR
---------------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A2 Note)      Hotel          64         177,900,000       7.5       1.67(6)   55.7(6)     A-/A-
---------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio IV                     Self Storage      24          80,000,000       3.4       1.60      67.4         NR
---------------------------------------------------------------------------------------------------------------------------------
270 Corporate Center                           Office          1          74,000,000       3.1       1.20      79.1         NR
---------------------------------------------------------------------------------------------------------------------------------
Magnolia Mall                              Regional Mall       1          65,935,190       2.8       1.24      79.9         NR
---------------------------------------------------------------------------------------------------------------------------------
La Playa Beach and Golf Resort                 Hotel           1          62,430,875       2.6       1.64      63.7         NR
---------------------------------------------------------------------------------------------------------------------------------
424 West 33rd Street                           Office          1          53,849,117       2.3       1.30      76.9         NR
---------------------------------------------------------------------------------------------------------------------------------
TAG Portfolio                                  Office          2          53,400,000       2.3       1.37      75.5         NR
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          --           97      $1,346,247,080      57.1%      1.52X     58.6%        --
---------------------------------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

(2.) Calculated based on Cut-Off Date Balance and the related appraised value.

(3.) S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.

(4.) Based on the entire 200 Park Avenue Loan Combination (excluding the 200
     Park Avenue Junior Non-Trust Component).

(5.) Based on 500 West Madison Street Mortgage Loan Combination (excluding the
     500 West Madison Street Non-Trust Loan).

(6.) Based on the entire Courtyard by Marriott Portfolio Loan Combination
     (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Component
     and the Courtyard by Marriott Portfolio Note B Non-Trust Loan).

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        67             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that are required to be made available to Certificateholders:



    NAME OF REPORT                                                  DESCRIPTION (INFORMATION PROVIDED)
-------------------------------------------------------------------------------------------------------------------------------

1   Distribution Date Statements                                    Principal and interest distributions, principal balances
2   Mortgage Loan Status Report                                     Portfolio stratifications
3   Comparative Financial Status Report                             Revenue, NOI, DSCR to the extent available
4   Delinquent Loan Status Report                                   Listing of delinquent Mortgage Loans
5   Historical Loan Modification & Corrected Mortgage Loan Report   Information on modified Mortgage Loans
6   Historical Liquidation Report                                   Net liquidation proceeds and realized losses
7   REO Status Report                                               NOI and value of REO
8   Servicer Watch List                                             Listing of loans in jeopardy of becoming specially serviced
9   Loan Payoff Notification Report                                 Listing of loans that have given notice of intent to payoff


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        68             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                      EVENT
--------------------------------------------------------------------------------
Week of August 1, 2005    Structural & Collateral Term Sheets Available/ Road
                          Shows/ Investor Calls
--------------------------------------------------------------------------------
Week of August 8, 2005    Preliminary Prospectus Supplement Available/ Presale
                          Reports Available on Rating Agency Websites/ Pricing
--------------------------------------------------------------------------------
Week of August 22, 2005   Closing

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        69             [UBS Investment Bank LOGO]